================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-08850

                                ICAP FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY ICAP EQUITY FUND

                 MAINSTAY ICAP SELECT EQUITY FUND

                 MAINSTAY ICAP GLOBAL FUND

                 MAINSTAY ICAP INTERNATIONAL FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY ICAP EQUITY FUND

                 MAINSTAY ICAP SELECT EQUITY FUND

                 MAINSTAY ICAP GLOBAL FUND

                 MAINSTAY ICAP INTERNATIONAL FUND




                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

MAINSTAY ICAP EQUITY FUND                   5
---------------------------------------------

MAINSTAY ICAP SELECT EQUITY FUND           22
---------------------------------------------

MAINSTAY ICAP GLOBAL FUND                  38
---------------------------------------------

MAINSTAY ICAP INTERNATIONAL FUND           51
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              68
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            88
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENTS AND SUBADVISORY
AGREEMENTS                                 89
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             94
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        94
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       94
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 95










                        NOTICE TO FORMER SHAREHOLDERS OF
               MAINSTAY VALUE FUND AND MAINSTAY MID CAP VALUE FUND

ON NOVEMBER 12, 2009, MAINSTAY VALUE FUND REORGANIZED WITH AND INTO MAINSTAY ICAP SELECT EQUITY FUND. ON NOVEMBER 24, 2009, MAINSTAY MID CAP VALUE FUND REORGANIZED WITH AND INTO MAINSTAY ICAP SELECT EQUITY FUND. ANNUAL REPORTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2009, FOR MAINSTAY VALUE FUND AND MAINSTAY MID CAP VALUE FUND WILL BE AVAILABLE TO FORMER SHAREHOLDERS BY DECEMBER 31, 2009, WITHOUT CHARGE, ON THE MAINSTAY FUNDS WEBSITE, MAINSTAYINVESTMENTS.COM, OR UPON REQUEST BY CALLING 800-MAINSTAY (624-6782).

MAINSTAY ICAP EQUITY FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.09%    1.25%    1.68%
Excluding sales charges    13.32     2.40     2.25




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                            EQUITY FUND        INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                        9450           10000            10000
                               10392           10609            10968
                                9667            7967             8948
                                7823            6764             7536
                                9420            8170             9406
                               10490            8940            10767
                               12177            9720            11861
                               14488           11308            14297
                               16679           12954            16234
                               10422            8278            10054
10/31/09                       11810            9090            10354





CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.22%    1.27%    1.69%
Excluding sales charges    13.46     2.42     2.27




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                            EQUITY FUND        INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                       23625           25000            25000
                               25981           26523            27420
                               24167           19918            22371
                               19557           16909            18840
                               23551           20426            23516
                               26224           22350            26917
                               30443           24299            29654
                               36220           28270            35744
                               41697           32386            40585
                               26050           20696            25135
10/31/09                       29556           22725            25884





CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         11.51%    1.63%    1.49%
Excluding sales charges    12.51     1.63     1.49




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                            EQUITY FUND        INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                       10000           10000            10000
                               10915           10609            10968
                               10077            7967             8948
                                8094            6764             7536
                                9674            8170             9406
                               10691            8940            10767
                               12318            9720            11861
                               14544           11308            14297
                               16623           12954            16234
                               10304            8278            10054
10/31/09                       11592            9090            10354



1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  13.86%    2.75%    2.56%




(PERFORMANCE GRAPH)

                                   MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                                    EQUITY FUND        INDEX         VALUE INDEX
                                   -------------    ----------    -----------------
10/31/99                               10000           10000            10000
                                       11025           10609            10968
                                       10281            7967             8948
                                        8341            6764             7536
                                       10069            8170             9406
                                       11240            8940            10767
                                       13081            9720            11861
                                       15600           11308            14297
                                       18027           12954            16234
                                       11305            8278            10054
10/31/09                               12872            9090            10354





CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  13.73%    2.65%    2.46%




(PERFORMANCE GRAPH)

                           MAINSTAY ICAP    S&P(R) 500    S&P 500/CITIGROUP
                            EQUITY FUND        INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                       10000           10000            10000
                               11014           10609            10968
                               10260            7967             8948
                                8316            6764             7536
                               10029            8170             9406
                               11184            8940            10767
                               13002            9720            11861
                               15493           11308            14297
                               17888           12954            16234
                               11210            8278            10054
10/31/09                       12749            9090            10354





CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  13.47%    2.40%    2.20%




(PERFORMANCE GRAPH)

                           MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                            EQUITY FUND        INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                       10000           10000            10000
                               10986           10609            10968
                               10209            7967             8948
                                8253            6764             7536
                                9929            8170             9406
                               11045            8940            10767
                               12809            9720            11861
                               15222           11308            14297
                               17533           12954            16234
                               10957            8278            10054
10/31/09                       12433            9090            10354




   individual retirement accounts or in certain retirement plans for service and distribution. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. Effective August 1, 2009, the Fund's prior contractual expense limitation agreement terminated and the Fund now has a voluntary agreement in place with regard to certain share classes. These voluntary waivers or reimbursements may be discontinued at any time. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund's existing no-load shares were redesignated as Class I shares.
2. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
3. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay ICAP Equity Fund

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  13.22%    2.15%    1.95%




(PERFORMANCE GRAPH)

                           MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                            EQUITY FUND        INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                       10000           10000            10000
                               10959           10609            10968
                               10158            7967             8948
                                8192            6764             7536
                                9830            8170             9406
                               10907            8940            10767
                               12618            9720            11861
                               14958           11308            14297
                               17186           12954            16234
                               10713            8278            10054
10/31/09                       12129            9090            10354






 BENCHMARK PERFORMANCE                     ONE     FIVE     TEN
                                          YEAR    YEARS    YEARS
----------------------------------------------------------------
S&P 500(R) Index(4)                       9.80%    0.33%   -0.95%
S&P 500/Citigroup Value Index(5)          2.98    -0.78     0.35
Average Lipper large-cap value fund(6)    8.59    -0.05     1.43



4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5. The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500(R) Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

-ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

-HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,219.90        $ 7.67         $1,018.30         $ 6.97
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,220.90        $ 6.61         $1,019.30         $ 6.01
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,215.00        $11.89         $1,014.50         $10.82
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,223.10        $ 4.76         $1,020.90         $ 4.33
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00       $1,221.80        $ 5.43         $1,020.30         $ 4.94
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,220.80        $ 6.77         $1,019.10         $ 6.16
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,219.00        $ 8.22         $1,017.80         $ 7.48
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.37% for Investor Class, 1.18% for Class A, 2.13% for Class C, 0.85% for Class I, 0.97% for Class R1, 1.21% for Class R2 and 1.47% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay ICAP Equity Fund

SECTOR COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)


Financials                            18.2%
Health Care                           14.1
Industrials                           13.4
Energy                                11.9
Consumer Staples                      11.4
Information Technology                10.2
Consumer Discretionary                 8.7
Telecommunication Services             5.4
Materials                              5.3
Short-Term Investment                  1.5
Liabilities in Excess of Other
  Assets                              -0.1
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  PepsiCo, Inc.
    2.  Schering-Plough Corp.
    3.  CVS Caremark Corp.
    4.  Pfizer, Inc.
    5.  Wells Fargo & Co.
    6.  Vodafone Group PLC
    7.  Chevron Corp.
    8.  CSX Corp.
    9.  Texas Instruments, Inc.
   10.  Honeywell International, Inc.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay ICAP Equity Fund returned 13.32% for Investor Class shares, 13.46% for Class A shares and 12.51% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 13.86%, Class R1 shares returned 13.73%, Class R2 shares returned 13.47% and Class R3 shares returned 13.22%. All shares classes outperformed the 8.59% return of the average Lipper(1) large-cap value fund and the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

The Fund outperformed the S&P 500(R) Index during the reporting period largely because of favorable stock selection in the health care, energy and consumer staples sectors. These strong contributors more than offset weaker contributors in the financials and consumer discretionary sectors.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

Relative to the S&P 500(R) Index, the Fund's strongest-contributing sector during the reporting period was health care, followed by energy and consumer sta-ples. The sectors that detracted the most from the Fund's performance relative to the S&P 500(R) Index included financials, information technology and consumer discretionary.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED THE MOST?

On an absolute basis, the holdings that made the strongest-positive contributions to the Fund's performance during the reporting period included health care companies Schering-Plough and Wyeth and energy company Occidental Petroleum. Shares of Schering-Plough and Wyeth both rose on merger news during the reporting period. Wyeth was acquired by Pfizer during the reporting period and is no longer held in the Fund.

Major detractors from the Fund's performance included financial services companies Bank of America and Capital One Financial. We eliminated both positions from the Fund during the reporting period, but we later repurchased Capital One Financial when our view of the stock improved. We eliminated the Fund's position in Bank of America because the company's credit losses were higher than we had expected. Diversified entertainment giant News Corp., which performed poorly primarily because of soft advertising sales in a weak economy, also detracted from the Fund's absolute performance. We eliminated the Fund's position in News Corp. during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During a reporting period characterized by financial deleveraging and relatively weak economic activity, we believed that strong companies would become stronger. In our opinion, companies with strong balance sheets, good market positions and solid operating characteristics would have the greatest potential to increase their market share.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The Fund may invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies, in the form of depository receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Because of its trading strategies, the Fund may experience a portfolio turnover rate of more than 100%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. See footnote on page 7 for more information about Lipper Inc.
2. See footnote on page 7 for more information on the S&P 500(R) Index.


10    MainStay ICAP Equity Fund

In addition to the purchases and sales already mentioned, we added Intel, one of the world's largest semiconductor manufacturers, to the Fund's holdings during the reporting period. We expected Intel to benefit from its substantial investments in research and development. The Fund also added Caterpillar, the world's largest manufacturer of construction and mining equipment. We believed that Caterpillar's exposure to construction, mining, petroleum and other cyclical sectors had positioned it well for an economic recovery. We also believed that Caterpillar was beginning to expand its margins.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its sector exposure relative to the S&P 500(R) Index in industrials and energy. With these increases, the Fund shifted to an overweight position in industrials relative to the S&P 500(R) Index but remained slightly underweight in energy.

Over the same period, the Fund decreased its exposure to financials but remained overweight relative to the S&P 500(R) Index in the sector. The Fund also lowered its consumer discretionary weighting from overweight to slightly underweight relative to the S&P 500(R) Index.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund was overweight relative to the S&P 500(R) Index in the financials and industrials sectors and underweight relative to the Index in information technology and utilities. This positioning reflected our view on the prospects for economic recovery and on the relative attractiveness of individual holdings in these sectors.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009




                                        SHARES           VALUE
COMMON STOCKS 98.6%+
--------------------------------------------------------------

CONSUMER DISCRETIONARY 8.7%
Johnson Controls, Inc.                 460,500   $  11,015,160
Lowe's Cos., Inc.                    1,216,150      23,800,055
McDonald's Corp.                       131,050       7,680,841
Viacom, Inc. Class B (a)               844,491      23,299,507
                                                 -------------
                                                    65,795,563
                                                 -------------

CONSUMER STAPLES 11.4%
Coca-Cola Co. (The)                    286,750      15,286,642
V  CVS Caremark Corp.                  792,400      27,971,720
Molson Coors Brewing Co.
  Class B                              260,350      12,749,340
V  PepsiCo, Inc.                       487,388      29,511,343
                                                 -------------
                                                    85,519,045
                                                 -------------

ENERGY 11.9%
BP PLC, Sponsored ADR (b)              129,450       7,329,459
V  Chevron Corp.                       344,000      26,329,760
Halliburton Co.                        695,150      20,305,331
Marathon Oil Corp.                     548,700      17,541,939
Occidental Petroleum Corp.             236,262      17,927,561
                                                 -------------
                                                    89,434,050
                                                 -------------

FINANCIALS 18.2%
ACE, Ltd. (a)                          407,550      20,931,768
Aon Corp.                              406,250      15,644,687
BB&T Corp.                             614,950      14,703,455
Capital One Financial Corp.            363,750      13,313,250
JPMorgan Chase & Co.                   557,166      23,272,824
U.S. Bancorp                           971,900      22,567,518
V  Wells Fargo & Co.                   965,250      26,563,680
                                                 -------------
                                                   136,997,182
                                                 -------------

HEALTH CARE 14.1%
Covidien PLC                           465,200      19,594,224
DaVita, Inc. (a)                       100,650       5,337,470
V  Pfizer, Inc.                      1,631,550      27,785,296
Sanofi-Aventis, Sponsored ADR
  (b)                                  667,000      24,625,640
V  Schering-Plough Corp.             1,020,600      28,780,920
                                                 -------------
                                                   106,123,550
                                                 -------------

INDUSTRIALS 13.4%
Caterpillar, Inc.                      436,000      24,006,160
V  CSX Corp.                           595,700      25,126,626
Cummins, Inc.                          202,850       8,734,721
V  Honeywell International,
  Inc.                                 688,368      24,705,528
Lockheed Martin Corp.                  105,500       7,257,345
Masco Corp.                            481,550       5,658,212
Textron, Inc.                          279,700       4,973,066
                                                 -------------
                                                   100,461,658
                                                 -------------

INFORMATION TECHNOLOGY 10.2%
Accenture PLC Class A                  212,200       7,868,376
Hewlett-Packard Co.                    494,009      23,445,667
Intel Corp.                          1,083,250      20,700,908
V  Texas Instruments, Inc.           1,064,018      24,951,222
                                                 -------------
                                                    76,966,173
                                                 -------------

MATERIALS 5.3%
E.I. du Pont de Nemours &
  Co.                                  635,271      20,214,323
Newmont Mining Corp.                   448,450      19,489,637
                                                 -------------
                                                    39,703,960
                                                 -------------

TELECOMMUNICATION SERVICES 5.4%
BCE, Inc.                              574,450      13,775,311
V  Vodafone Group PLC,
  Sponsored ADR (b)                  1,194,700      26,510,393
                                                 -------------
                                                    40,285,704
                                                 -------------
Total Common Stocks
  (Cost $633,368,438)                              741,286,885
                                                 -------------



                                     PRINCIPAL
                                        AMOUNT
SHORT-TERM INVESTMENT 1.5%
--------------------------------------------------------------

REPURCHASE AGREEMENT 1.5%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $11,426,599 (Collateralized
  by a United States Treasury
  Bill with rate of 0.105%
  and a maturity date of
  3/18/10, with a Principal
  Amount of $11,660,000 and a
  Market Value of
  $11,655,336)                     $11,426,590      11,426,590
                                                 -------------
Total Short-Term Investment
  (Cost $11,426,590)                                11,426,590
                                                 -------------
Total Investments
  (Cost $644,795,028) (c)                100.1%    752,713,475
Liabilities in Excess of
  Other Assets                            (0.1)       (679,136)
                                         -----    ------------
Net Assets                               100.0%  $ 752,034,339
                                         =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2009, cost is $679,414,192
     for federal income tax purposes and net
     unrealized appreciation is as follows:



       Gross unrealized
          appreciation                $ 87,111,709
       Gross unrealized
          depreciation                 (13,812,426)
                                      ------------
       Net unrealized appreciation    $ 73,299,283
                                      ============





 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.


12    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Common Stocks                                  $741,286,885   $        --           $  --    $741,286,885
 Short-Term Investment
  Repurchase Agreement                                    --    11,426,590              --      11,426,590
                                                ------------   -----------           -----    ------------
 Total Investments in Securities                $741,286,885   $11,426,590             $--    $752,713,475
                                                ============   ===========           =====    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $644,795,028)     $ 752,713,475
Receivables:
  Dividends and interest                   936,002
  Fund shares sold                         623,070
Other assets                                47,781
                                     -------------
     Total assets                      754,320,328
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased        1,066,626
  Manager (See Note 3)                     528,244
  Fund shares redeemed                     422,760
  Transfer agent (See Note 3)              118,929
  Shareholder communication                 63,686
  Professional fees                         55,392
  NYLIFE Distributors (See Note 3)          13,025
  Custodian                                  5,052
  Directors                                  2,203
Accrued expenses                            10,072
                                     -------------
     Total liabilities                   2,285,989
                                     -------------
Net assets                           $ 752,034,339
                                     =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 175 million shares
  authorized                         $     251,320
Additional paid-in capital             961,471,769
                                     -------------
                                       961,723,089
Accumulated undistributed net
  investment income                        386,768
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (317,993,965)
Net unrealized appreciation on
  investments                          107,918,447
                                     -------------
Net assets                           $ 752,034,339
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  11,464,536
                                     =============
Shares of capital stock outstanding        383,577
                                     =============
Net asset value per share
  outstanding                        $       29.89
Maximum sales charge (5.50% of
  offering price)                             1.74
                                     -------------
Maximum offering price per share
  outstanding                        $       31.63
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  25,256,884
                                     =============
Shares of capital stock outstanding        845,083
                                     =============
Net asset value per share
  outstanding                        $       29.89
Maximum sales charge (5.50% of
  offering price)                             1.74
                                     -------------
Maximum offering price per share
  outstanding                        $       31.63
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   5,205,521
                                     =============
Shares of capital stock outstanding        174,806
                                     =============
Net asset value and offering price
  per share outstanding              $       29.78
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 705,424,841
                                     =============
Shares of capital stock outstanding     23,571,997
                                     =============
Net asset value and offering price
  per share outstanding              $       29.93
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $   2,267,500
                                     =============
Shares of capital stock outstanding         75,731
                                     =============
Net asset value and offering price
  per share outstanding              $       29.94
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $   2,050,440
                                     =============
Shares of capital stock outstanding         68,579
                                     =============
Net asset value and offering price
  per share outstanding              $       29.90
                                     =============
CLASS R3
Net assets applicable to
  outstanding shares                 $     364,617
                                     =============
Shares of capital stock outstanding         12,198
                                     =============
Net asset value and offering price
  per share outstanding              $       29.89
                                     =============






14    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT  OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  17,738,806
  Interest                                   8,841
                                     -------------
     Total income                       17,747,647
                                     -------------
EXPENSES:
  Manager (See Note 3)                   5,498,866
  Transfer agent--Investor Class
     (See Note 3)                           57,159
  Transfer agent--Class A (See Note
     3)                                     23,311
  Transfer agent--Class C (See Note
     3)                                     24,215
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                   780,818
  Shareholder communication                246,325
  Professional fees                        205,545
  Registration                             108,470
  Distribution/Service--Investor
     Class (See Note 3)                     26,517
  Distribution/Service--Class A
     (See Note 3)                           50,493
  Service--Class C (See Note 3)             11,195
  Distribution/Service--Class R2
     (See Note 3)                            4,293
  Distribution/Service--Class R3
     (See Note 3)                              504
  Distribution--Class C (See Note
     3)                                     33,584
  Distribution--Class R3 (See Note
     3)                                        504
  Directors                                 32,305
  Custodian                                 15,226
  Shareholder service--Class R1
     (See Note 3)                            1,697
  Shareholder service--Class R2
     (See Note 3)                            1,717
  Shareholder service--Class R3
     (See Note 3)                              202
  Miscellaneous                             58,509
                                     -------------
     Total expenses before waiver        7,181,455
  Expense waiver from Manager (See
     Note 3)                            (1,308,882)
                                     -------------
     Net expenses                        5,872,573
                                     -------------
Net investment income                   11,875,074
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions               (231,303,342)
  Foreign currency transactions              4,105
                                     -------------
Net realized loss on investments
  and foreign currency transactions   (231,299,237)
                                     -------------
Net change in unrealized
  depreciation on investments          295,413,981
                                     -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                          64,114,744
                                     -------------
Net increase in net assets
  resulting from operations          $  75,989,818
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $530,258.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2009, THE PERIOD JANUARY 1 THROUGH OCTOBER 31, 2008 (A)
AND THE YEAR ENDED DECEMBER 31, 2007


                                2009             2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income               $  11,875,074   $   15,111,392   $   17,676,358
 Net realized gain
  (loss) on
  investments and
  foreign currency
  transactions          (231,299,237)     (85,264,394)     130,647,010
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments            295,413,981     (323,664,184)     (84,035,614)
                       -----------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations         75,989,818     (393,817,186)      64,287,754
                       -----------------------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class          (212,789)        (117,377)              --
    Class A                 (414,134)        (406,104)        (403,116)
    Class C                  (59,656)         (43,154)         (33,547)
    Class I              (16,296,994)     (13,955,739)     (16,899,113)
    Class R1                 (37,929)         (18,147)          (4,949)
    Class R2                 (34,582)         (12,110)         (15,466)
    Class R3                  (3,304)            (765)            (457)
                       -----------------------------------------------
                         (17,059,388)     (14,553,396)     (17,356,648)
                       -----------------------------------------------
 From net realized gain on
     investments:
    Class A                       --               --       (6,015,521)
    Class C                       --               --         (982,158)
    Class I                       --               --     (121,956,541)
    Class R1                      --               --         (126,102)
    Class R2                      --               --         (133,306)
    Class R3                      --               --           (7,421)
                       -----------------------------------------------
                                  --               --     (129,221,049)
                       -----------------------------------------------
 Total dividends and
     distributions to
     shareholders        (17,059,388)     (14,553,396)    (146,577,697)
                       -----------------------------------------------

Capital share transactions:
 Net proceeds from
  sale of shares         161,741,286      332,816,755      299,864,126
 Net asset value of
  shares issued in
  connection with the
  acquisition of
  MainStay All Cap
  Value Fund                      --               --      167,086,789
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions           16,634,734       14,375,945      145,348,406
 Cost of shares
  redeemed              (257,593,968)    (269,985,518)    (419,015,369)
                       -----------------------------------------------
    Increase
     (decrease) in
     net assets
     derived from
     capital share
     transactions        (79,217,948)      77,207,182      193,283,952
                       -----------------------------------------------
    Net increase
     (decrease) in
     net assets          (20,287,518)    (331,163,400)     110,994,009

NET ASSETS:
Beginning of period      772,321,857    1,103,485,257      992,491,248
                       -----------------------------------------------
End of period          $ 752,034,339   $  772,321,857   $1,103,485,257
                       ===============================================
Accumulated
 undistributed net
 investment income
 at end of period      $     386,768   $    5,566,977   $      352,123
                       ===============================================



(a) The Fund changed its fiscal year end from December 31 to October 31.



16    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS
                            ----------------------------
                                              APRIL 29,
                                                2008**
                             YEAR ENDED        THROUGH
                            OCTOBER 31,      OCTOBER 31,

                            ----------------------------
                                2009             2008
Net asset value at
  beginning of period         $ 26.95          $ 39.51
                              -------          -------
Net investment income            0.32 (a)         0.27
Net realized and
  unrealized gain (loss)
  on investments                 3.15           (12.55)
                              -------          -------
Total from investment
  operations                     3.47           (12.28)
                              -------          -------
Less dividends and
  distributions:
  From net investment
     income                     (0.53)           (0.28)
  From net realized gain
     on investments                --               --
                              -------          -------
Total dividends and
  distributions                 (0.53)           (0.28)
                              -------          -------
Net asset value at end of
  period                      $ 29.89          $ 26.95
                              =======          =======
Total investment return
  (b)                           13.32%          (31.24%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.24%            1.54% ++
  Net expenses                   1.29%            1.19% ++
  Expenses (before
     waiver/reimbursement)       1.69%            1.61% ++
Portfolio turnover rate            93%             106%
Net assets at end of
  period (in 000's)           $11,465          $10,798




                                                       CLASS C
                             ----------------------------------------------------------
                                             JANUARY 1,                    SEPTEMBER 1,
                                              2008***                         2006**
                              YEAR ENDED      THROUGH       YEAR ENDED        THROUGH
                             OCTOBER 31,    OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

                             ----------------------------------------------------------
                                 2009           2008           2007            2006
Net asset value at
  beginning of period           $26.86        $ 41.43         $44.96          $44.82
                                ------        -------         ------          ------
Net investment income             0.13 (a)       0.19           0.34            0.08 (a)
Net realized and unrealized
  gain (loss) on
  investments                     3.13         (14.55)          1.85            4.03
                                ------        -------         ------          ------
Total from investment
  operations                      3.26         (14.36)          2.19            4.11
                                ------        -------         ------          ------
Less dividends and
  distributions:
  From net investment
     income                      (0.34)         (0.21)         (0.31)          (0.24)
  From net realized gain on
     investments                    --             --          (5.41)          (3.73)
                                ------        -------         ------          ------
Total dividends and
  distributions                  (0.34)         (0.21)         (5.72)          (3.97)
                                ------        -------         ------          ------
Net asset value at end of
  period                        $29.78        $ 26.86         $41.43          $44.96
                                ======        =======         ======          ======
Total investment return (b)      12.51%        (34.82%)(c)      4.99%           9.30%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           0.52%          0.65% ++       0.49%           0.54%++
  Net expenses                    2.04%          1.94% ++       1.93%           2.05%++
  Expenses (before
     waiver/reimbursement)        2.44%          2.30% ++       2.11%           2.14%++
Portfolio turnover rate             93%           106%            71%             80%
Net assets at end of period
  (in 000's)                    $5,206        $ 4,996         $8,606          $1,922



**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.





18    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                CLASS A
      -----------------------------------------------------------
                                                        SEPTEMBER
                       JANUARY 1,                          1,
                         2008***                         2006**
                         THROUGH       YEAR ENDED        THROUGH
       YEAR ENDED        OCTOBER        DECEMBER        DECEMBER
      OCTOBER 31,          31,             31,             31,

      -----------------------------------------------------------
          2009            2008            2007            2006
        $ 26.93          $ 41.53         $ 45.01         $44.82
        -------          -------         -------         ------
           0.35 (a)         0.42            0.66           0.20 (a)
           3.15           (14.59)           1.88           4.02
        -------          -------         -------         ------
           3.50           (14.17)           2.54           4.22
        -------          -------         -------         ------

          (0.54)           (0.43)          (0.61)         (0.30)
             --               --           (5.41)         (3.73)
        -------          -------         -------         ------
          (0.54)           (0.43)          (6.02)         (4.03)
        -------          -------         -------         ------
        $ 29.89          $ 26.93         $ 41.53         $45.01
        =======          =======         =======         ======
          13.46%          (34.38%)(c)       5.78%          9.55%(c)

           1.35%            1.38% ++        1.22%          1.28%++
           1.18%            1.18% ++        1.18%          1.30%++
           1.26%            1.35% ++        1.36%          1.39%++
             93%             106%             71%            80%
        $25,257          $21,826         $51,349         $6,798




                                             Class I
------------------------------------------------------------------------------------------------
                      January 1,
                        2008***
      Year ended        through
        October         October
          31,             31,                           Year ended December 31,

      ------------------------------------------------------------------------------------------
         2009            2008            2007            2006            2005            2004
       $  26.97        $  41.57       $    45.03       $  41.17        $  44.01        $  40.89
       --------        --------       ---- -----       --------        --------        --------
           0.45 (a)        0.54             0.77           0.63 (a)        0.65            0.72
           3.14          (14.62)            1.94           7.59            4.17            3.88
       --------        --------       ---- -----       --------        --------        --------
           3.59          (14.08)            2.71           8.22            4.82            4.60
       --------        --------       ---- -----       --------        --------        --------

          (0.63)          (0.52)           (0.76)         (0.63)          (0.64)          (0.72)
             --              --            (5.41)         (3.73)          (7.02)          (0.76)
       --------        --------       ---- -----       --------        --------        --------
          (0.63)          (0.52)           (6.17)         (4.36)          (7.66)          (1.48)
       --------        --------       ---- -----       --------        --------        --------
       $  29.93        $  26.97       $    41.57       $  45.03        $  41.17        $  44.01
       ========        ========       ==== =====       ========        ========        ========
          13.86%         (34.18%)(c)        6.20%         20.17%          10.91%          11.33%

           1.76%           1.79% ++         1.63%          1.42%           1.37%           1.63%
           0.83%           0.80% ++         0.80%          0.80%           0.80%           0.80%
           1.02%           0.96% ++         0.92%          0.88%           0.88%           0.87%
             93%            106%              71%            80%             86%             74%
       $705,425        $732,479       $1,041,210       $982,543        $800,011        $943,964




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                 CLASS R1
                                     ----------------------------------------------------------------
                                                       JANUARY 1,                        SEPTEMBER 1,
                                                        2008***                             2006**
                                      YEAR ENDED        THROUGH         YEAR ENDED          THROUGH
                                     OCTOBER 31,      OCTOBER 31,      DECEMBER 31,      DECEMBER 31,

                                     ----------------------------------------------------------------
                                         2009             2008             2007              2006
Net asset value at beginning of
  period                                $26.98          $ 41.59           $45.00            $44.82
                                        ------          -------           ------            ------
Net investment income                     0.39 (a)         0.52             0.77              0.22 (a)
Net realized and unrealized gain
  (loss) on investments                   3.18           (14.64)            1.94              4.03
                                        ------          -------           ------            ------
Total from investment operations          3.57           (14.12)           (2.71)             4.25
                                        ------          -------           ------            ------
Less dividends and distributions:
  From net investment income             (0.61)           (0.49)           (0.71)            (0.34)
  From net realized gain on
     investments                            --               --            (5.41)            (3.73)
                                        ------          -------           ------            ------
Total dividends and distributions        (0.61)           (0.49)           (6.12)            (4.07)
                                        ------          -------           ------            ------
Net asset value at end of period        $29.94          $ 26.98           $41.59            $45.00
                                        ======          =======           ======            ======
Total investment return (b)              13.73%          (34.24%)(c)        6.10%             9.67%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.49%            1.66% ++         1.72%             1.38%++
  Net expenses                            0.94%            0.90% ++         0.90%             0.90%++
  Expenses (before
     waiver/reimbursement)                1.11%            1.06% ++         1.02%             0.99%++
Portfolio turnover rate                     93%             106%              71%               80%
Net assets at end of period (in
  000's)                                $2,268          $ 1,370           $1,097            $   40




                                                                 Class R3
                                     ----------------------------------------------------------------
                                                       January 1,                        September 1,
                                                        2008***                             2006**
                                      Year ended        through         Year ended          through
                                     October 31,      October 31,      December 31,      December 31,

                                     ----------------------------------------------------------------
                                         2009             2008             2007              2006
Net asset value at beginning of
  period                                $26.93          $ 41.52           $45.00            $44.82
                                        ------          -------           ------            ------
Net investment income                     0.23 (a)         0.38             0.57              0.13 (a)
Net realized and unrealized gain
  (loss) on investments                   3.21           (14.61)            1.86              4.06
                                        ------          -------           ------            ------
Total from investment operations          3.44           (14.23)            2.43              4.19
                                        ------          -------           ------            ------
Less dividends and distributions:
  From net investment income             (0.48)           (0.36)           (0.50)            (0.28)
  From net realized gain on
     investments                            --               --            (5.41)            (3.73)
                                        ------          -------           ------            ------
Total dividends and distributions        (0.48)           (0.36)           (5.91)            (4.01)
                                        ------          -------           ------            ------
Net asset value at end of period        $29.89          $ 26.93           $41.52            $45.00
                                        ======          =======           ======            ======
Total investment return (b)              13.22%          (34.51%)(c)        5.55%             9.49%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.88%            1.16% ++         0.98%             0.86%++
  Net expenses                            1.45%            1.40% ++         1.40%             1.40%++
  Expenses (before
     waiver/reimbursement)                1.60%            1.57% ++         1.52%             1.49%++
Portfolio turnover rate                     93%             106%              71%               80%
Net assets at end of period (in
  000's)                                $  365          $    72           $   67            $   27




**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.





20    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            Class R2
----------------------------------------------------------------
                                                       September
                      January 1,                          1,
                        2008***       Year ended        2006**
      Year ended        through                         through
        October         October        December        December
          31,             31,             31,             31,

      ----------------------------------------------------------
         2009            2008            2007            2006
        $26.94          $ 41.54         $45.02          $44.82
        ------          -------         ------          ------
          0.33 (a)         0.44           0.63            0.12 (a)
          3.17           (14.62)          1.92            4.13
        ------          -------         ------          ------
          3.50           (14.18)          2.55            4.25
        ------          -------         ------          ------

         (0.54)           (0.42)         (0.62)          (0.32)
            --               --          (5.41)          (3.73)
        ------          -------         ------          ------
         (0.54)           (0.42)         (6.03)          (4.05)
        ------          -------         ------          ------
        $29.90          $ 26.94         $41.54          $45.02
        ======          =======         ======          ======
         13.47%          (34.38%)(c)      5.82%           9.58%(c)

          1.27%            1.43% ++       1.29%           0.77%++
          1.19%            1.15% ++       1.15%           1.15%++
          1.36%            1.31% ++       1.27%           1.24%++
            93%             106%            71%             80%
        $2,050          $   781         $1,156          $1,161




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

MAINSTAY ICAP SELECT EQUITY FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.09%    1.82%    3.76%
Excluding sales charges    13.33     2.98     4.35




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                           SELECT EQUITY       INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                        9450           10000            10000
                               10993           10609            10968
                               10205            7967             8948
                                8245            6764             7536
                               10501            8170             9406
                               12488            8940            10767
                               14543            9720            11861
                               17134           11308            14297
                               20392           12954            16234
                               12762            8278            10054
10/31/09                       14463            9090            10354





CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.34%    1.88%    3.79%
Excluding sales charges    13.58     3.04     4.38




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                           SELECT EQUITY       INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                       23625           25000            25000
                               27484           26523            27420
                               25513           19918            22371
                               20611           16909            18840
                               26254           20426            23516
                               31221           22350            26917
                               36356           24299            29654
                               42836           28270            35744
                               50979           32386            40585
                               31925           20696            25135
10/31/09                       36262           22725            25884





CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         11.50%    2.22%    3.57%
Excluding sales charges    12.50     2.22     3.57




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                           SELECT EQUITY       INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                       10000           10000            10000
                               11546           10609            10968
                               10638            7967             8948
                                8530            6764             7536
                               10784            8170             9406
                               12728            8940            10767
                               14711            9720            11861
                               17202           11308            14297
                               20324           12954            16234
                               12628            8278            10054
10/31/09                       14207            9090            10354




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



22    MainStay ICAP Select Equity Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  13.89%    3.32%    4.65%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY ICAP
                                   SELECT EQUITY    S&P 500(R)    S&P 500/CITIGROUP
                                        FUND           INDEX         VALUE INDEX
                                   -------------    ----------    -----------------
10/31/99                               10000           10000            10000
10/31/00                               11662           10609            10968
10/31/01                               10853            7967             8948
10/31/02                                8790            6764             7536
10/31/03                               11224            8170             9406
10/31/04                               13382            8940            10767
10/31/05                               15622            9720            11861
10/31/06                               18445           11308            14297
10/31/07                               22021           12954            16234
10/31/08                               13833            8278            10054
10/31/09                               15754            9090            10354





CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  13.69%    3.21%    4.54%




(PERFORMANCE GRAPH)

                           MAINSTAY ICAP
                           SELECT EQUITY    S&P 500(R)    S&P 500/CITIGROUP
                                FUND           INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                       10000           10000            10000
10/31/00                       11651           10609            10968
10/31/01                       10832            7967             8948
10/31/02                        8764            6764             7536
10/31/03                       11180            8170             9406
10/31/04                       13315            8940            10767
10/31/05                       15528            9720            11861
10/31/06                       18322           11308            14297
10/31/07                       21858           12954            16234
10/31/08                       13719            8278            10054
10/31/09                       15596            9090            10354





CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  13.46%    2.96%    4.28%




(PERFORMANCE GRAPH)

                           MAINSTAY ICAP
                           SELECT EQUITY    S&P 500(R)    S&P 500/CITIGROUP
                                FUND           INDEX         VALUE INDEX
                           -------------    ----------    -----------------
10/31/99                       10000           10000            10000
                               11622           10609            10968
                               10778            7967             8948
                                8698            6764             7536
                               11068            8170             9406
                               13149            8940            10767
                               15297            9720            11861
                               18002           11308            14297
                               21418           12954            16234
                               13407            8278            10054
10/31/09                       15212            9090            10354




    sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans for service and distribution. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. Effective August 1, 2009, the Fund's prior contractual expense limitation agreement terminated and the Fund now has voluntary agreements in place. Certain of these voluntary waivers or reimbursements will remain in effect until at least November 12, 2010 and others may be discontinued at any time. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund's existing no-load shares were redesignated as Class I shares.
2. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
3. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, includes the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    23

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  13.16%    2.71%    4.03%




(PERFORMANCE GRAPH)

                                   MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                                   SELECT EQUITY       INDEX         VALUE INDEX
                                   -------------    ----------    -----------------
10/31/99                               10000           10000            10000
                                       11593           10609            10968
                                       10724            7967             8948
                                        8633            6764             7536
                                       10958            8170             9406
                                       12986            8940            10767
                                       15069            9720            11861
                                       17689           11308            14297
                                       20997           12954            16234
                                       13117            8278            10054
10/31/09                               14843            9090            10354





 BENCHMARK PERFORMANCE                     ONE     FIVE     TEN
                                          YEAR    YEARS    YEARS
----------------------------------------------------------------
S&P 500(R) Index(4)                       9.80%    0.33%   -0.95%
S&P 500/Citigroup Value Index(5)          2.98    -0.78     0.35
Average Lipper large-cap value fund(6)    8.59    -0.05     1.43



4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5. The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500(R) Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



24    MainStay ICAP Select Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP SELECT EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,206.10        $ 7.28         $1,018.60         $ 6.67
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,207.90        $ 6.23         $1,019.60         $ 5.70
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,202.10        $11.43         $1,014.80         $10.46
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,209.50        $ 4.73         $1,020.90         $ 4.33
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00       $1,207.60        $ 5.62         $1,020.10         $ 5.14
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,207.20        $ 7.07         $1,018.80         $ 6.46
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,205.50        $ 8.39         $1,017.60         $ 7.68
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.31% for Investor Class, 1.12% for Class A, 2.06% for Class C, 0.85% for Class I, 1.01% for Class R1, 1.27% for Class R2 and 1.51% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                   mainstayinvestments.com    25

SECTOR COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Financials                            19.8%
Health Care                           16.4
Industrials                           15.6
Information Technology                10.9
Energy                                 9.8
Consumer Staples                       9.0
Consumer Discretionary                 8.4
Telecommunication Services             3.7
Materials                              3.5
Short-Term Investment                  3.0
Liabilities in Excess of Other
  Assets                              -0.1
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Pfizer, Inc.
    2.  Schering-Plough Corp.
    3.  PepsiCo, Inc.
    4.  Texas Instruments, Inc.
    5.  Caterpillar, Inc.
    6.  CSX Corp.
    7.  CVS Caremark Corp.
    8.  Halliburton Co.
    9.  Wells Fargo & Co.
   10.  Honeywell International, Inc.






26    MainStay ICAP Select Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP SELECT EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 13.33% for Investor Class shares, 13.58% for Class A shares and 12.50% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 13.89%, Class R1 shares returned 13.69%, Class R2 shares returned 13.46% and Class R3 shares returned 13.16%. All shares classes outperformed the 8.59% return of the average Lipper(1) large-cap value fund and the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 22 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

The Fund outperformed the S&P 500(R) Index during the reporting period largely because of favorable stock selection in the health care, energy and consumer staples sectors. These strong contributors more than offset the Fund's weaker contributors in the financials, consumer discretionary and materials sectors.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

Relative to the S&P 500(R) Index, the Fund's strongest-contributing sector during the reporting period was health care, followed by energy and industrials. The sectors that detracted the most from the Fund's performance relative to the Index included financials, information technology and consumer discretionary.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED?

On an absolute basis, the holdings that made the strongest-positive contributions to the Fund's performance during the reporting period were health care companies Schering-Plough and Wyeth and energy company Occidental Petroleum. Shares of Schering-Plough and Wyeth both rose on merger news during the reporting period. Wyeth was acquired by Pfizer during the reporting period and is no longer held in the Fund.

Two financial services companies, Bank of America and Capital One Financial, were major detractors from the Fund's absolute performance. We eliminated both positions from the Fund during the reporting period, but we later repurchased Capital One Finan-cial when our view of the stock improved. We eliminated the Fund's position in Bank of America, because the company's credit losses were higher than we expected. Diversified entertainment giant News Corp., which performed poorly primarily because of soft advertising sales in a weak economy, also detracted from the Fund's absolute performance. We eliminated the Fund's position in News Corp. during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During a reporting period characterized by financial deleveraging and relatively weak economic activity, we believed that strong companies would become stronger. In our opinion, companies with strong balance sheets, good market positions and solid operating characteristics would have the greatest potential to increase their market share.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The Fund may invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies in the form of depository receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. Because of the Fund's trading strategies, the Fund's portfolio turnover rate may be between 100% and 200%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. See footnote on page 24 for more information about Lipper Inc.
2. See footnote on page 24 for more information on the S&P 500(R) Index.

                                                   mainstayinvestments.com    27

In addition to the purchases and sales already men-tioned, we added Intel, one of the world's largest semiconductor manufacturers, to the Fund's holdings during the reporting period. We expected Intel to benefit from its substantial investments in research and development. The Fund also added Caterpillar, the world's largest manufacturer of construction and mining equipment. We felt that Caterpillar's exposure to construction, mining, petroleum and other cyclical sectors would add value in an economic recovery. We also believed that Caterpillar was beginning to expand its margins.

WERE THERE ANY SIGNIFICANT SECTOR WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its sector exposure relative to the S&P 500(R) Index in industrials. With this increase, the Fund shifted from an underweight to an overweight position in industrials relative to the Index. Over the same period, the Fund decreased its exposure to infor-mation technology and consumer staples, two sec-tors that were already underweight relative to the S&P 500(R) Index. The Fund also lowered its consumer discretionary weighting from overweight to slightly underweight relative to the Index.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund was overweight relative to the S&P 500(R) Index in the financials, health care and industrials sectors and underweight relative to the Index in information technology, consumer staples and utilities. This positioning reflected our view on the prospects for economic recovery and on the relative attractiveness of individual holdings in these sectors.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


28    MainStay ICAP Select Equity Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                         SHARES            VALUE
COMMON STOCKS 97.1%+
----------------------------------------------------------------

CONSUMER DISCRETIONARY 8.4%
Johnson Controls, Inc.                1,577,500   $   37,733,800
Lowe's Cos., Inc.                     2,814,000       55,069,980
Viacom, Inc. Class B (a)              1,928,800       53,215,592
                                                  --------------
                                                     146,019,372

                                                  --------------

CONSUMER STAPLES 9.0%
V  CVS Caremark Corp.                 1,939,650       68,469,645
V  PepsiCo, Inc.                      1,461,850       88,515,018
                                                  --------------
                                                     156,984,663

                                                  --------------

ENERGY 9.8%
V  Halliburton Co.                    2,255,846       65,893,262
Marathon Oil Corp.                    1,714,200       54,802,974
Occidental Petroleum Corp.              659,532       50,045,288
                                                  --------------
                                                     170,741,524

                                                  --------------

FINANCIALS 19.8%
ACE, Ltd. (a)                           898,750       46,159,800
Aon Corp.                               969,750       37,345,072
BB&T Corp.                            1,544,350       36,925,409
Capital One Financial Corp.           1,186,000       43,407,600
JPMorgan Chase & Co.                  1,291,100       53,929,247
U.S. Bancorp                          2,628,400       61,031,448
V  Wells Fargo & Co.                  2,383,250       65,587,040
                                                  --------------
                                                     344,385,616

                                                  --------------

HEALTH CARE 16.4%
Covidien PLC                          1,130,450       47,614,554
V  Pfizer, Inc.                       5,226,651       89,009,867
Sanofi-Aventis S.A., ADR (b)          1,598,400       59,012,928
V  Schering-Plough Corp.              3,145,050       88,690,410
                                                  --------------
                                                     284,327,759

                                                  --------------

INDUSTRIALS 15.6%
V  Caterpillar, Inc.                  1,294,150       71,255,899
V  CSX Corp.                          1,646,100       69,432,498
Cummins, Inc.                           716,600       30,856,796
V  Honeywell International,
  Inc.                                1,803,750       64,736,587
Lockheed Martin Corp.                   267,700       18,415,083
Textron, Inc.                           892,650       15,871,317
                                                  --------------
                                                     270,568,180

                                                  --------------

INFORMATION TECHNOLOGY 10.9%
Hewlett-Packard Co.                   1,201,450       57,020,817
Intel Corp.                           3,098,050       59,203,736
V  Texas Instruments, Inc.            3,160,150       74,105,517
                                                  --------------
                                                     190,330,070

                                                  --------------

MATERIALS 3.5%
Newmont Mining Corp.                  1,409,500       61,256,870
                                                  --------------

TELECOMMUNICATION SERVICES 3.7%
Vodafone Group PLC, ADR (b)           2,911,900       64,615,061
                                                  --------------
Total Common Stocks
  (Cost $1,499,597,169)                            1,689,229,115
                                                  --------------


                                      PRINCIPAL
                                         AMOUNT

SHORT-TERM INVESTMENT 3.0%
----------------------------------------------------------------

REPURCHASE AGREEMENT 3.0%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $52,218,401
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.105%
  and a maturity date of
  3/18/10, with a Principal
  Amount of $53,285,000 and
  a Market Value of
  $53,263,686)                      $52,218,357       52,218,357
                                                  --------------
Total Short-Term Investment
  (Cost $52,218,357)                                  52,218,357
                                                  --------------
Total Investments
  (Cost $1,551,815,526) (c)               100.1%   1,741,447,472
Liabilities in Excess of
  Other Assets                             (0.1)      (1,296,581)
                                          -----     ------------
Net Assets                                100.0%  $1,740,150,891
                                          =====     ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2009, cost is
     $1,607,849,104 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation      $186,330,498
Gross unrealized depreciation       (52,732,130)
                                   ------------
Net unrealized appreciation        $133,598,368
                                   ============





+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE               SIGNIFICANT
                                                MARKETS FOR                     OTHER     SIGNIFICANT
                                                  IDENTICAL                OBSERVABLE    UNOBSERVABLE
                                                     ASSETS                    INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)                 (LEVEL 2)       (LEVEL 3)             TOTAL
 Investments in Securities
 Common Stocks                               $1,689,229,115   $                    --        $     --    $1,689,229,115
 Short-Term Investment
  Repurchase Agreement                                   --                52,218,357              --        52,218,357
                                             --------------   -----------------------        --------    --------------
 Total Investments in Securities             $1,689,229,115               $52,218,357             $--    $1,741,447,472
                                             ==============   =======================        ========    ==============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



30    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value

  (identified cost $1,551,815,526)  $1,741,447,472
Receivables:
  Fund shares sold                       7,547,298
  Dividends and interest                 2,003,114
Other assets                                89,051
                                    --------------
     Total assets                    1,751,086,935
                                    --------------
LIABILITIES:
Payables:
  Fund shares redeemed                   6,714,064
  Investment securities purchased        2,469,395
  Manager (See Note 3)                   1,047,602
  Transfer agent (See Note 3)              361,810
  Shareholder communication                139,142
  NYLIFE Distributors (See Note 3)          95,591
  Professional fees                         82,268
  Custodian                                  8,312
  Directors                                  5,027
Accrued expenses                            12,833
                                    --------------
     Total liabilities                  10,936,044
                                    --------------
Net assets                          $1,740,150,891
                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 250 million shares
  authorized                        $      605,708
Additional paid-in capital           2,317,630,512
                                    --------------
                                     2,318,236,220
Accumulated undistributed net
  investment income                        655,432
Accumulated net realized loss on
  investments                         (768,372,707)
Net unrealized appreciation on
  investments                          189,631,946
                                    --------------
Net assets                          $1,740,150,891
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $    9,808,326
                                    ==============
Shares of capital stock
  outstanding                              341,974
                                    ==============
Net asset value per share
  outstanding                       $        28.68
Maximum sales charge (5.50% of
  offering price)                             1.67
                                    --------------
Maximum offering price per share
  outstanding                       $        30.35
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  190,956,242
                                    ==============
Shares of capital stock
  outstanding                            6,655,400
                                    ==============
Net asset value per share
  outstanding                       $        28.69
Maximum sales charge (5.50% of
  offering price)                             1.67
                                    --------------
Maximum offering price per share
  outstanding                       $        30.36
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $   55,840,549
                                    ==============
Shares of capital stock
  outstanding                            1,955,275
                                    ==============
Net asset value and offering price
  per share outstanding             $        28.56
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $1,454,261,052
                                    ==============
Shares of capital stock
  outstanding                           50,598,216
                                    ==============
Net asset value and offering price
  per share outstanding             $        28.74
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $   13,627,680
                                    ==============
Shares of capital stock
  outstanding                              474,106
                                    ==============
Net asset value and offering price
  per share outstanding             $        28.74
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $   11,099,316
                                    ==============
Shares of capital stock
  outstanding                              386,857
                                    ==============
Net asset value and offering price
  per share outstanding             $        28.69
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $    4,557,726
                                    ==============
Shares of capital stock
  outstanding                              159,020
                                    ==============
Net asset value and offering price
  per share outstanding             $        28.66
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  33,237,794
  Interest                                  13,854
                                     -------------
     Total income                       33,251,648
                                     -------------
EXPENSES:
  Manager (See Note 3)                  11,453,277
  Transfer agent--Investor Class
     (See Note 3)                           25,815
  Transfer agent--Class A (See Note
     3)                                    198,819
  Transfer agent--Class C (See Note
     3)                                    143,634
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                 1,727,718
  Distribution/Service--Investor
     Class (See Note 3)                     20,275
  Distribution/Service--Class A
     (See Note 3)                          356,626
  Service--Class C (See Note 3)            111,656
  Distribution/Service--Class R2
     (See Note 3)                           27,813
  Distribution/Service--Class R3
     (See Note 3)                            8,908
  Shareholder communication                481,610
  Professional fees                        344,808
  Distribution--Class C (See Note
     3)                                    334,968
  Distribution--Class R3 (See Note
     3)                                      8,908
  Registration                             195,434
  Directors                                 66,855
  Custodian                                 30,765
  Shareholder service--Class R1
     (See Note 3)                            9,294
  Shareholder service--Class R2
     (See Note 3)                           11,125
  Shareholder service--Class R3
     (See Note 3)                            3,563
  Miscellaneous                            101,251
                                     -------------
     Total expenses before waiver       15,663,122
  Expense waiver from Manager (See
     Note 3)                            (2,746,662)
                                     -------------
     Net expenses                       12,916,460
                                     -------------
Net investment income                   20,335,188
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (444,231,673)
Net change in unrealized
  depreciation on investments          608,693,467
                                     -------------
Net realized and unrealized gain on
  investments                          164,461,794
                                     -------------
Net increase in net assets
  resulting from operations          $ 184,796,982
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $211,170.



32    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2009, THE PERIOD JANUARY 1 THROUGH OCTOBER 31, 2008 (A)
AND THE YEAR ENDED DECEMBER 31, 2007


                                2009            2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income              $   20,335,188  $   28,373,973   $   26,218,215
 Net realized gain
  (loss) on
  investments           (444,231,673)   (323,161,349)     236,684,869
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments            608,693,467    (455,648,279)    (159,264,954)
                      -----------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations        184,796,982    (750,435,655)     103,638,130
                      -----------------------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class           (92,937)        (72,870)              --
    Class A               (1,892,680)     (2,251,562)      (1,075,832)
    Class C                 (232,390)       (359,098)        (116,607)
    Class I              (19,547,122)    (24,506,767)     (24,766,929)
    Class R1                (120,361)        (44,832)          (8,523)
    Class R2                (134,929)       (133,329)         (84,150)
    Class R3                 (34,328)        (12,864)          (1,153)
                      -----------------------------------------------
                         (22,054,747)    (27,381,322)     (26,053,194)
                      -----------------------------------------------
 From net realized gain on
 investments:
    Class A                       --              --      (17,484,295)
    Class C                       --              --       (4,829,960)
    Class I                       --              --     (213,738,276)
    Class R1                      --              --         (160,018)
    Class R2                      --              --       (1,451,833)
    Class R3                      --              --          (36,925)
                      -----------------------------------------------
                                  --              --     (237,701,307)
                      -----------------------------------------------
 Total dividends
  and distributions
  to shareholders        (22,054,747)    (27,381,322)    (263,754,501)
                      -----------------------------------------------

Capital share transactions:
 Net proceeds from
  sale of shares         561,820,873     818,649,966      907,508,544
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions           19,471,340      24,907,466      244,284,432
 Cost of shares
  redeemed              (516,758,908)   (637,521,521)    (446,353,290)
                      -----------------------------------------------
    Increase in net
     assets derived
     from capital
     share
     transactions         64,533,305     206,035,911      705,439,686
                      -----------------------------------------------
    Net increase
     (decrease) in
     net assets          227,275,540    (571,781,066)     545,323,315

NET ASSETS:
Beginning of period    1,512,875,351   2,084,656,417    1,539,333,102
                      -----------------------------------------------
End of period         $1,740,150,891  $1,512,875,351   $2,084,656,417
                      ===============================================
Accumulated
 undistributed net
 investment income
 at end of period     $      655,432  $    2,374,991   $      321,050
                      ===============================================



(a) The Fund changed its fiscal year end from December 31 to October 31.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS
                            ----------------------------
                                              APRIL 29,
                                                2008**
                             YEAR ENDED        THROUGH
                            OCTOBER 31,      OCTOBER 31,

                            ----------------------------
                                2009             2008
Net asset value at
  beginning of period          $25.62          $ 36.87
                               ------          -------
Net investment income            0.25             0.25 (a)
Net realized and
  unrealized gain (loss)
  on investments                 3.10           (11.25)
                               ------          -------
Total from investment
  operations                     3.35           (11.00)
                               ------          -------
Less dividends and
  distributions:
  From net investment
     income                     (0.29)           (0.25)
  From net realized gain
     on investments                --               --
                               ------          -------
Total dividends and
  distributions                 (0.29)           (0.25)
                               ------          -------
Net asset value at end of
  period                       $28.68          $ 25.62
                               ======          =======
Total investment return
  (b)                           13.33%          (29.97%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          0.99%            1.49% ++
  Net expenses                   1.30%            1.15% ++
  Expenses (before
     reimbursement)              1.45%            1.31% ++
Portfolio turnover rate           101%             117%
Net assets at end of
  period (in 000's)            $9,808          $ 7,601




                                                          CLASS C
                             -----------------------------------------------------------------
                                                JANUARY 1,                        SEPTEMBER 1,
                                                 2008***                             2006**
                              YEAR ENDED         THROUGH         YEAR ENDED          THROUGH
                             OCTOBER 31,       OCTOBER 31,      DECEMBER 31,      DECEMBER 31,

                             -----------------------------------------------------------------
                                 2009              2008             2007              2006
Net asset value at
  beginning of period           $ 25.53          $ 38.68           $ 41.56           $39.46
                                -------          -------           -------           ------
Net investment income              0.07             0.18 (a)          0.14 (a)         0.13 (a)
Net realized and unrealized
  gain (loss) on
  investments                      3.09           (13.12)             2.24             3.63
                                -------          -------           -------           ------
Total from investment
  operations                       3.16           (12.94)             2.38             3.76
                                -------          -------           -------           ------
Less dividends and
  distributions:
  From net investment
     income                       (0.13)           (0.21)            (0.25)           (0.23)
  From net realized gain on
     investments                     --               --             (5.01)           (1.43)
                                -------          -------           -------           ------
Total dividends and
  distributions                   (0.13)           (0.21)            (5.26)           (1.66)
                                -------          -------           -------           ------
Net asset value at end of
  period                        $ 28.56          $ 25.53           $ 38.68           $41.56
                                =======          =======           =======           ======
Total investment return (b)       12.50%          (33.59%)(c)         5.83%            9.59%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            0.28%            0.65% ++          0.33%            0.91% ++
  Net expenses                     2.05%            1.91% ++          1.90%            1.95% ++
  Expenses (before
     reimbursement)                2.21%            2.05% ++          2.01%            2.04% ++
Portfolio turnover rate             101%             117%              123%             115%
Net assets at end of period
  (in 000's)                    $55,841          $47,831           $45,789           $3,293




**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.





34    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS A
      ----------------------------------------------------------------
                        JANUARY 1,                        SEPTEMBER 1,
                         2008***                             2006**
       YEAR ENDED        THROUGH         YEAR ENDED          THROUGH
      OCTOBER 31,      OCTOBER 31,      DECEMBER 31,      DECEMBER 31,

      ----------------------------------------------------------------
          2009           2008***            2007              2006
        $  25.62         $  38.79         $  41.60           $ 39.46
        --------         --------         --------           -------
            0.32             0.42 (a)         0.48 (a)          0.24 (a)
            3.09           (13.18)            2.23              3.62
        --------         --------         --------           -------
            3.41           (12.76)            2.71              3.86
        --------         --------         --------           -------

           (0.34)           (0.41)           (0.51)            (0.29)
              --               --            (5.01)            (1.43)
        --------         --------         --------           -------
           (0.34)           (0.41)           (5.52)            (1.72)
        --------         --------         --------           -------
        $  28.69         $  25.62         $  38.79           $ 41.60
        ========         ========         ========           =======
           13.58%          (33.14%)(c)        6.62%             9.84%(c)

            1.21%            1.47% ++         1.09%             1.73%++
            1.09%            1.10% ++         1.15%             1.20%++
            1.28%            1.24% ++         1.26%             1.29%++
             101%             117%             123%              115%
        $190,956         $142,130         $161,070           $16,514




                                            Class I
-----------------------------------------------------------------------------------------------
                         January 1,
                          2008***
       Year ended         through
      October 31,       October 31,                      Year ended December 31,

      -----------------------------------------------------------------------------------------
          2009              2008            2007            2006           2005          2004
       $    25.67        $    38.84      $    41.62      $    36.17      $  34.35      $  29.79
       ----------        ----------      ----------      ----------      --------      --------
             0.37              0.51 (a)        0.64 (a)        0.57 (a)      0.45          0.56
             3.10            (13.20)           2.21            6.83          2.70          4.76
       ----------        ----------      ----------      ----------      --------      --------
             3.47            (12.69)           2.85            7.40          3.15          5.32
       ----------        ----------      ----------      ----------      --------      --------

            (0.40)            (0.48)          (0.62)          (0.52)        (0.45)        (0.56)
               --                --           (5.01)          (1.43)        (0.88)        (0.20)
       ----------        ----------      ----------      ----------      --------      --------
            (0.40)            (0.48)          (5.63)          (1.95)        (1.33)        (0.76)
       ----------        ----------      ----------      ----------      --------      --------
       $    28.74        $    25.67      $    38.84      $    41.62      $  36.17      $  34.35
       ==========        ==========      ==========      ==========      ========      ========
            13.89%           (32.99%)(c)       6.95%          20.60%         9.22%        17.98%

             1.50%             1.78% ++        1.44%           1.45%         1.38%         2.18%
             0.83%             0.80% ++        0.80%           0.80%         0.80%         0.80%
             1.03%             0.94% ++        0.91%           0.88%         0.93%         1.01%
              101%              117%            123%            115%          170%          198%
       $1,454,261        $1,296,268      $1,863,460      $1,519,408      $676,703      $285,529




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              35

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                  CLASS R1
                                     -----------------------------------------------------------------
                                                        JANUARY 1,                        SEPTEMBER 1,
                                                         2008***                             2006**
                                      YEAR ENDED         THROUGH         YEAR ENDED          THROUGH
                                     OCTOBER 31,       OCTOBER 31,      DECEMBER 31,      DECEMBER 31,

                                     -----------------------------------------------------------------
                                         2009              2008             2007              2006
Net asset value at beginning of
  period                                $ 25.68          $ 38.85           $41.62            $39.46
                                        -------          -------           ------            ------
Net investment income                      0.35             0.42 (a)         0.59 (a)          0.26 (a)
Net realized and unrealized gain
  (loss) on investments                    3.08           (13.13)            2.24              3.63
                                        -------          -------           ------            ------
Total from investment operations           3.43           (12.71)            2.83              3.89
                                        -------          -------           ------            ------
Less dividends and distributions:
  From net investment income              (0.37)           (0.46)           (0.59)            (0.30)
  From net realized gain on
     investments                             --               --            (5.01)            (1.43)
                                        -------          -------           ------            ------
Total dividends and distributions         (0.37)           (0.46)           (5.60)            (1.73)
                                        -------          -------           ------            ------
Net asset value at end of period        $ 28.74          $ 25.68           $38.85            $41.62
                                        =======          =======           ======            ======
Total investment return (b)               13.69%          (33.03%)(c)        6.87%             9.94%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                    1.23%            1.55% ++         1.33%             1.89%++
  Net expenses                             0.98%            0.91% ++         0.90%             0.90%++
  Expenses (before reimbursement)          1.13%            1.06% ++         1.01%             0.99%++
Portfolio turnover rate                     101%             117%             123%              115%
Net assets at end of period (in
  000's)                                $13,628          $ 5,286           $1,440            $   63




                                                                  Class R3
                                     -----------------------------------------------------------------
                                                        January 1,                        September 1,
                                                         2008***                             2006**
                                      Year ended         through         Year ended          through
                                     October 31,       October 31,      December 31,      December 31,

                                     -----------------------------------------------------------------
                                         2009              2008             2007              2006
Net asset value at beginning of
  period                                $25.60           $ 38.76           $41.58            $39.46
                                        ------           -------           ------            ------
Net investment income                     0.21              0.28 (a)         0.31 (a)          0.14 (a)
Net realized and unrealized gain
  (loss) on investments                   3.10            (13.10)            2.29              3.67
                                        ------           -------           ------            ------
Total from investment operations          3.31            (12.82)            2.60              3.81
                                        ------           -------           ------            ------
Less dividends and distributions:
  From net investment income             (0.25)            (0.34)           (0.41)            (0.26)
  From net realized gain on
     investments                            --                --            (5.01)            (1.43)
                                        ------           -------           ------            ------
Total dividends and distributions        (0.25)            (0.34)           (5.42)            (1.69)
                                        ------           -------           ------            ------
Net asset value at end of period        $28.66           $ 25.60           $38.76            $41.58
                                        ======           =======           ======            ======
Total investment return (b)              13.16%           (33.29%)(c)        6.30%             9.77%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.78%             1.02% ++         0.70%             1.00%++
  Net expenses                            1.47%             1.40% ++         1.40%             1.40%++
  Expenses (before reimbursement)         1.63%             1.55% ++         1.51%             1.49%++
Portfolio turnover rate                    101%              117%             123%              115%
Net assets at end of period (in
  000's)                                $4,558           $ 2,963           $  185            $   27




**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.





36    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                Class R2
-----------------------------------------------------------------------
                         January 1,                        September 1,
                          2008***                             2006**
       Year ended         through         Year ended          through
      October 31,       October 31,      December 31,      December 31,

      -----------------------------------------------------------------
          2009              2008             2007              2006
         $ 25.63          $ 38.80           $ 41.60           $39.46
         -------          -------           -------           ------
            0.26             0.40 (a)          0.53 (a)         0.17 (a)
            3.11           (13.18)             2.18             3.68
         -------          -------           -------           ------
            3.37           (12.78)             2.71             3.85
         -------          -------           -------           ------

           (0.31)           (0.39)            (0.50)           (0.28)
              --               --             (5.01)           (1.43)
         -------          -------           -------           ------
           (0.31)           (0.39)            (5.51)           (1.71)
         -------          -------           -------           ------
         $ 28.69          $ 25.63           $ 38.80           $41.60
         =======          =======           =======           ======
           13.46%          (33.18%)(c)         6.56%            9.85%(c)

            1.07%            1.42% ++          1.18%            1.25%++
            1.22%            1.15% ++          1.15%            1.15%++
            1.38%            1.29% ++          1.26%            1.24%++
             101%             117%              123%             115%
         $11,099          $10,796           $12,712           $   27




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              37

MAINSTAY ICAP GLOBAL FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.


INVESTOR CLASS SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (4/30/08)
---------------------------------------------
With sales charges         14.78%     -17.76%
Excluding sales charges    21.46      -14.61




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MainStay ICAP    MSCI World
                                   Global Fund        Index
                                  -------------    ----------
04/30/08                               9450           10000
10/31/08                               6136            6416
10/31/09                               7452            7598





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (4/30/08)
---------------------------------------------
With sales charges         14.81%     -17.66%
Excluding sales charges    21.49      -14.50




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MainStay ICAP    MSCI World
                                   Global Fund        Index
                                  -------------    ----------
04/30/08                              23625           25000
10/31/08                              15364           16041
10/31/09                              18665           18996





CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (4/30/08)
---------------------------------------------
With sales charges         19.56%     -15.19%
Excluding sales charges    20.56      -15.19




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MainStay ICAP    MSCI World
                                   Global Fund        Index
                                  -------------    ----------
04/30/08                              10000           10000
10/31/08                               6474            6416
10/31/09                               7805            7598




1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



38    MainStay ICAP Global Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (4/30/08)
------------------------------------
                  21.74%     -14.29%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                          MainStay ICAP    MSCI World
                                           Global Fund        Index
                                          -------------    ----------
04/30/08                                      10000           10000
10/31/08                                       6514            6416
10/31/09                                       7930            7598






 BENCHMARK PERFORMANCE                           ONE       SINCE
                                                 YEAR    INCEPTION
------------------------------------------------------------------
MSCI World Index(2)                             18.42%     -16.73%
Average Lipper global multi-cap core fund(3)    19.25      -15.43



   Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. This agreement expires on February 28, 2011.
2. The MSCI World Index is considered to be representative of the global stock market. Results assume reinvestment of all dividends and capital gains. The MSCI World Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
3. The average Lipper global multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    39

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP GLOBAL FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,240.30        $ 6.78         $1,019.20         $6.11
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,242.10        $ 6.50         $1,019.40         $5.85
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,237.10        $11.05         $1,015.30         $9.96
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,243.10        $ 5.09         $1,020.70         $4.58
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.20% for Investor Class, 1.15% for Class A, 1.96% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.






40    MainStay ICAP Global Fund

SECTOR COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Financials                            22.7%
Industrials                           18.7
Consumer Discretionary                13.5
Health Care                           12.1
Information Technology                 8.1
Energy                                 7.6
Consumer Staples                       4.5
Utilities                              4.5
Materials                              4.3
Telecommunication Services             2.3
Short-Term Investment                  1.7
Liabilities in Excess of Cash and
  Other Assets                        -0.0++
                                     -----
                                     100.0%
                                     =====




 See Portfolio of Investments beginning on page 44 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  BP PLC, Sponsored ADR (a)
    2.  Pfizer, Inc.
    3.  Mitsubishi Corp.
    4.  Toyota Motor Corp., Sponsored ADR
    5.  Sanofi-Aventis
    6.  Vodafone Group PLC, Sponsored ADR
    7.  Schering-Plough Corp.
    8.  Daimler A.G.
    9.  Viacom, Inc. Class B
   10.  Societe Generale




(a) Security trades on more than one exchange.


                                                   mainstayinvestments.com    41

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP GLOBAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay ICAP Global Fund returned 21.46% for Investor Class shares, 21.49% for Class A shares and 20.56% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 21.74%. All share classes outperformed the 19.25% return of the average Lipper(1) global multi-cap core fund and the 18.42% return of the MSCI World Index(2) for the 12 months ended October 31, 2009. The MSCI World Index is the Fund's broad-based securities-market index. See page 38 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THE MSCI WORLD INDEX DURING THE REPORTING PERIOD?

The Fund outperformed the MSCI World Index during the reporting period largely because of favorable stock selection in the health care, energy and industrials sectors. These strong contributors more than offset the weaker contributors in the financials, materials and information technology sectors.

WHICH FUND SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

During the reporting period, the sector that made the strongest contribution to the Fund's performance relative to the MSCI World Index was health care, followed by energy and industrials. The sectors that detracted the most from the Fund's relative perfor-mance were financials, materials and information technology.

WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED THE MOST?

On an absolute basis, the holdings that made the strongest positive contributions to the Fund's perfor-mance during the reporting period were Spanish financial services company Banco Santander and health care companies Schering-Plough and Wyeth. Shares of Schering-Plough and Wyeth rose on mer-ger news during the reporting period. Wyeth was acquired by Pfizer during the reporting period and is no longer held in the Fund.

Two financial services holdings, Bank of America and Capital One Financial, were major detractors from the Fund's absolute performance. We eliminated both positions from the Fund during the reporting period, but we later repurchased Capital One Financial when our view of the stock improved. We eliminated the Fund's position in Bank of America because the com-pany's credit losses were higher than we expected. Diversified entertainment giant News Corp. also detracted from the Fund's absolute returns. The stock performed poorly primarily because of soft advertising sales in a weak economy. We eliminated the Fund's position in News Corp. during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During a reporting period characterized by financial deleveraging and relatively weak economic activity, we believed that strong companies would become stronger. In our opinion, companies with strong balance sheets, good market positions and solid operating characteristics would have the greatest potential to increase their market share.

In addition to the purchases and sales already mentioned, we added Pernod-Ricard, the second-

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies, in the form of depository receipts such as ADRs, GDRs or EDRs, may entail the special risks of international investing. The Fund may also invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Because of the Fund's trading strategies, it is anticipated that the Fund may exceed a portfolio turnover rate of 100%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. See footnote on page 39 for more information about Lipper Inc.
2. See footnote on page 39 for more information on the MSCI World Index.


42    MainStay ICAP Global Fund
largest global spirits company. We believed that a recent acquisition would add to the company's earnings and that the stock would benefit from Pernod-Ricard's exposure to resilient Asian markets. The Fund also added Caterpillar, the world's largest manufacturer of construction and mining equipment. We felt that Caterpillar's exposure to construction, mining, petroleum and other cyclical sectors had positioned it well for an economic recovery. We also believed that Caterpillar was beginning to expand its margins.

We eliminated the Fund's position in Japanese telecommunication services company NTT DoCoMo after it reached our target price. We also sold the Fund's position in U.K. brewer SABMiller after we determined that the stock's upside was limited and other investment candidates were more attractive.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its sector exposure relative to the MSCI World Index in financials and industrials, moving from underweight to overweight positions in both sectors. Over the same period, we decreased the Fund's exposure to health care, although the Fund remained overweight relative to the MSCI World Index in the sector. The Fund also further reduced its sector exposure to consumer staples relative to the Index.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund was overweight relative to the MSCI World Index in the consumer discretionary and industrials sectors and underweight relative to the Index in consumer staples and energy. This positioning reflected our view on the prospects for economic recovery and on the relative attractive-ness of individual holdings in these sectors.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    43

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                     SHARES           VALUE
COMMON STOCKS 98.3%+
-----------------------------------------------------------

CONSUMER DISCRETIONARY 13.5%
British Sky Broadcasting Group
  PLC                                53,900   $     471,510
V  Daimler A.G.                      18,100         881,148
InterContinental Hotels Group
  PLC                                41,400         533,390
Johnson Controls, Inc.               15,700         375,544
Lowe's Cos., Inc.                    26,000         508,820
Sky Deutschland A.G. (a)             35,600         148,790
V  Toyota Motor Corp.,
  Sponsored ADR (b)                  12,250         966,402
V  Viacom, Inc. Class B (a)          30,400         838,736
Yamada Denki Co., Ltd.                8,400         521,646
                                              -------------
                                                  5,245,986
                                              -------------

CONSUMER STAPLES 4.5%
CVS Caremark Corp.                   16,700         589,510
PepsiCo, Inc.                         9,950         602,472
Pernod-Ricard S.A.                    6,550         547,417
                                              -------------
                                                  1,739,399
                                              -------------

ENERGY 7.6%
V  BP PLC, Sponsored ADR (b)         19,400       1,098,428
Halliburton Co.                      24,200         706,882
Marathon Oil Corp.                   24,100         770,477
Saipem S.p.A.                        12,800         379,380
                                              -------------
                                                  2,955,167
                                              -------------

FINANCIALS 22.7%
ACE, Ltd. (a)                         9,650         495,624
Aon Corp.                            10,400         400,504
Banco Santander S.A.                 44,075         713,169
BB&T Corp.                           24,250         579,818
Capital One Financial Corp.          13,850         506,910
Credit Suisse Group A.G.,
  Sponsored ADR (b)                   5,600         298,480
JPMorgan Chase & Co.                 13,900         580,603
Mitsubishi Estate Co., Ltd.          37,600         586,462
Muenchener Rueckversicherungs-
  Gesellschaft A.G. Registered        4,050         641,554
V  Societe Generale                  12,344         824,376
Standard Chartered PLC               29,700         731,420
Sumitomo Mitsui Financial
  Group, Inc.                        18,750         658,224
U.S. Bancorp                         29,050         674,541
UBS A.G. (a)                         27,600         465,425
Wells Fargo & Co.                    24,600         676,992
                                              -------------
                                                  8,834,102
                                              -------------

HEALTH CARE 12.1%
Bayer A.G.                           11,050         768,042
Covidien PLC                         12,500         526,500
V  Pfizer, Inc.                      63,300       1,077,999
Roche Holding A.G., Sponsored
  ADR (b)                            12,950         516,705
V  Sanofi-Aventis                    12,650         926,072
V  Schering-Plough Corp.             31,350         884,070
                                              -------------
                                                  4,699,388
                                              -------------

INDUSTRIALS 18.7%
Caterpillar, Inc.                    12,750         702,015
China Communications
  Construction Co., Ltd. Class
  H                                  74,900          82,823
China Railway Construction
  Corp., Ltd.                       168,900         227,083
CSX Corp.                            16,550         698,079
Cummins, Inc.                         6,600         284,196
Honeywell International, Inc.        19,200         689,088
Hutchison Whampoa, Ltd.              96,800         691,322
JS Group Corp.                        8,500         140,793
KOMATSU, Ltd.                        14,750         297,900
Lockheed Martin Corp.                 2,050         141,019
V  Mitsubishi Corp.                  45,500         999,317
Siemens A.G.                          7,300         660,375
Sime Darby Berhad                   116,800         304,279
Textron, Inc.                        14,100         250,698
TNT N.V.                             23,692         630,384
Vallourec                             2,948         467,249
                                              -------------
                                                  7,266,620
                                              -------------

INFORMATION TECHNOLOGY 8.1%
Hewlett-Packard Co.                  12,900         612,234
HOYA Corp.                           34,350         774,654
Intel Corp.                          33,600         642,096
Murata Manufacturing Co.,
  Ltd.                                8,900         444,926
Texas Instruments, Inc.              27,850         653,083
                                              -------------
                                                  3,126,993
                                              -------------

MATERIALS 4.3%
Anglo American PLC (a)               12,000         436,244
Newmont Mining Corp.                 14,950         649,727
Yara International A.S.A.            17,500         582,528
                                              -------------
                                                  1,668,499
                                              -------------

TELECOMMUNICATION SERVICES 2.3%
V  Vodafone Group PLC,
  Sponsored ADR (b)                  40,100         889,819
                                              -------------


UTILITIES 4.5%
Energias de Portugal S.A.           140,700         622,633
GDF Suez S.A.                        17,126         718,425
Suez Environnement S.A.              18,537         412,883
                                              -------------
                                                  1,753,941
                                              -------------
Total Common Stocks
  (Cost $34,478,127)                             38,179,914
                                              -------------




 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.


44    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                     AMOUNT           VALUE
SHORT-TERM INVESTMENT 1.7%
-----------------------------------------------------------

REPURCHASE AGREEMENT 1.7%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $667,551
  (Collateralized by a United
  States Treasury
  Bill with a rate of 0.105%
  and a maturity date of
  3/18/10, with a Principal
  Amount of $685,000 and a
  Market Value of $684,726)        $667,551   $     667,551
                                              -------------
Total Short-Term Investment
  (Cost $667,551)                                   667,551
                                              -------------
Total Investments
  (Cost $35,145,678) (c)              100.0%     38,847,465
Liabilities in Excess of
  Cash and Other Assets                (0.0)++      (15,734)
                                      =====    ------------
Net Assets                            100.0%  $  38,831,731
                                      =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2009, cost is $36,271,071
     for federal income tax purposes and net
     unrealized appreciation is as follows:




Gross unrealized appreciation       $ 5,054,676
Gross unrealized depreciation        (2,478,282)
                                    -----------
Net unrealized appreciation         $ 2,576,394
                                    ===========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                  PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          TOTAL
 Investments in Securities
 Common Stocks                                   $38,179,914      $     --            $ --    $38,179,914
 Short-Term Investment
  Repurchase Agreement                                    --       667,551              --        667,551
                                                 -----------      --------            ----    -----------
 Total Investments in Securities                 $38,179,914      $667,551             $--    $38,847,465
                                                 ===========      ========            ====    ===========




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

The table below sets forth the diversification of the ICAP Global Fund Portfolio investments by country.

COUNTRY COMPOSITION (UNAUDITED)

                                     VALUE    PERCENT(+)
China                          $   309,906           0.8%
France                           3,896,422          10.0
Germany                          3,099,909           8.0
Hong Kong                          691,322           1.8
Ireland                            526,500           1.3
Italy                              379,380           1.0
Japan                            5,390,324          13.9
Malaysia                           304,279           0.8
Netherlands                        630,384           1.6
Norway                             582,528           1.5
Portugal                           622,633           1.6
Spain                              713,169           1.8
Switzerland                      1,776,234           4.6
United Kingdom                   4,160,811          10.7
United States                   15,763,664          40.6
                               -----------         -----
                                38,847,465         100.0
Liabilities in Excess of
  Cash and Other Assets            (15,734)         (0.0)++
                               -----------         -----
Net Assets                     $38,831,731         100.0%
                               ===========         =====




+ Percentages indicated are based on Fund net assets.

++ Less than one-tenth of a percent.



46    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $35,145,678)      $ 38,847,465
Cash denominated in foreign
  currencies (identified cost $1)               1
Receivables:
  Fund shares sold                        132,600
  Dividends and interest                   79,244
  Investment securities sold                6,432
Other assets                               17,154
                                     ------------
     Total assets                      39,082,896
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         151,671
  Manager (See Note 3)                     41,613
  Professional fees                        23,134
  Custodian                                12,400
  Fund shares redeemed                     10,000
  Shareholder communication                 5,984
  Transfer agent (See Note 3)               1,928
  NYLIFE Distributors (See Note 3)            283
  Directors                                   113
Accrued expenses                            4,039
                                     ------------
     Total liabilities                    251,165
                                     ------------
Net assets                           $ 38,831,731
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     50,512
Additional paid-in capital             50,280,110
                                     ------------
                                       50,330,622
Accumulated undistributed net
  investment income                        85,584
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (15,286,042)
Net unrealized appreciation on
  investments                           3,701,787
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies          (220)
                                     ------------
Net assets                           $ 38,831,731
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $    209,008
                                     ============
Shares of capital stock outstanding        27,237
                                     ============
Net asset value per share
  outstanding                        $       7.67
Maximum sales charge (5.50% of
  offering price)                            0.45
                                     ------------
Maximum offering price per share
  outstanding                        $       8.12
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    800,866
                                     ============
Shares of capital stock outstanding       104,289
                                     ============
Net asset value per share
  outstanding                        $       7.68
Maximum sales charge (5.50% of
  offering price)                            0.45
                                     ------------
Maximum offering price per share
  outstanding                        $       8.13
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $    142,146
                                     ============
Shares of capital stock outstanding        18,578
                                     ============
Net asset value and offering price
  per share outstanding              $       7.65
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 37,679,711
                                     ============
Shares of capital stock outstanding     4,901,115
                                     ============
Net asset value and offering price
  per share outstanding              $       7.69
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              47

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $   941,807
  Interest                                  8,548
                                      -----------
     Total income                         950,355
                                      -----------
EXPENSES:
  Manager (See Note 3)                    260,529
  Professional fees                        46,315
  Shareholder communication                24,718
  Registration                             16,279
  Custodian                                16,034
  Transfer agent--Investor Class
     (See Note 3)                             224
  Transfer agent--Class A (See Note
     3)                                       199
  Transfer agent--Class C (See Note
     3)                                       143
  Transfer agent--Class I (See Note
     3)                                    12,794
  Distribution/Service--Investor
     Class (See Note 3)                       250
  Distribution/Service--Class A (See
     Note 3)                                1,232
  Service--Class C (See Note 3)               161
  Directors                                 1,463
  Distribution--Class C (See Note 3)          482
  Miscellaneous                            11,455
                                      -----------
     Total expenses before waiver         392,278
  Expense waiver from Manager (See
     Note 3)                              (96,985)
                                      -----------
     Net expenses                         295,293
                                      -----------
Net investment income                     655,062
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                (9,644,677)
  Foreign currency transactions           (11,247)
                                      -----------
Net realized loss on investments and
  foreign currency transactions        (9,655,924)
                                      -----------
Net change in unrealized
  depreciation on:
  Investments                          15,776,458
  Translation of other assets and
     liabilities in foreign
     currencies                             5,935
                                      -----------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions        15,782,393
                                      -----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                          6,126,469
                                      -----------
Net increase in net assets resulting
  from operations                     $ 6,781,531
                                      ===========



(a) Dividends recorded net of foreign withholding taxes in the amount of $76,806.



48    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2009 AND FOR THE PERIOD APRIL 30, 2008 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   655,062   $    486,143
 Net realized loss on
  investments and foreign
  currency transactions          (9,655,924)    (5,647,379)
 Net change in unrealized
  depreciation on investments
  and foreign currency
  transactions                   15,782,393    (12,080,826)
                                --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      6,781,531    (17,242,062)
                                --------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                   (1,920)          (339)
    Class A                         (11,621)        (2,790)
    Class C                            (775)           (96)
    Class I                        (791,051)      (229,768)
                                --------------------------
 Total dividends to
  shareholders                     (805,367)      (232,993)
                                --------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          1,425,690     51,456,451
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends          39,822          4,531
 Cost of shares redeemed (a)       (721,819)    (1,874,053)
                                --------------------------
    Increase in net assets
     derived from capital
     share transactions             743,693     49,586,929
                                --------------------------
    Net increase in net assets    6,719,857     32,111,874

NET ASSETS:
Beginning of period              32,111,874             --
                                --------------------------
End of period                   $38,831,731   $ 32,111,874
                                ==========================
Accumulated undistributed net
 investment income at end of
 period                         $    85,584   $    247,135
                                ==========================



(a) Cost of shares redeemed net of redemption fees of $2 for the year ended October 31, 2009, and $3,904 for the period ended October 31, 2008 (See Note 2(K)).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              49

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     INVESTOR CLASS                             CLASS A
                                            -------------------------------         -------------------------------
                                                                 APRIL 30,                               APRIL 30,
                                                                  2008**                                  2008**
                                             YEAR ENDED           THROUGH            YEAR ENDED           THROUGH
                                            OCTOBER 31,         OCTOBER 31,         OCTOBER 31,         OCTOBER 31,

                                            -----------------------------------------------------------------------
                                                2009                2008                2009                2008
Net asset value at beginning of
  period                                       $ 6.46             $ 10.00              $ 6.47             $ 10.00
                                               ------             -------              ------             -------
Net investment income                            0.11                0.08 (a)            0.10                0.09 (a)
Net realized and unrealized gain
  (loss) on investments                          1.24               (3.57)               1.26               (3.57)
Net realized and unrealized loss on
  foreign currency transactions                 (0.00)++            (0.00)++            (0.00)++            (0.00)++
                                               ------             -------              ------             -------
Total from investment operations                 1.35               (3.49)               1.36               (3.48)
                                               ------             -------              ------             -------
Less dividends:
  From net investment income                    (0.14)              (0.05)              (0.15)              (0.05)
                                               ------             -------              ------             -------
Redemption fee (a)                                 --                0.00 ++             0.00 ++             0.00 ++
                                               ------             -------              ------             -------
Net asset value at end of period               $ 7.67             $  6.46              $ 7.68             $  6.47
                                               ======             =======              ======             =======
Total investment return (b)                     21.46%             (35.07%)(c)          21.49%             (34.97%)(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                          1.57%               1.84% ++            1.63%               2.02% ++
  Net expenses                                   1.20%               1.20% ++            1.15%               1.15% ++
  Expenses (before waiver)                       1.68%               2.18% ++            1.46%               1.99% ++
Portfolio turnover rate                           106%                 75%                106%                 75%
Net assets at end of period (in
  000's)                                       $  209             $    56              $  801             $   374




                                                        CLASS C                                 CLASS I
                                            -------------------------------         -------------------------------
                                                                 APRIL 30,                               APRIL 30,
                                                                  2008**                                  2008**
                                             YEAR ENDED           THROUGH            YEAR ENDED           THROUGH
                                            OCTOBER 31,         OCTOBER 31,         OCTOBER 31,         OCTOBER 31,

                                            -----------------------------------------------------------------------
                                                2009                2008                2009                2008
Net asset value at beginning of
  period                                       $ 6.45             $ 10.00             $  6.47             $ 10.00
                                               ------             -------             -------             -------
Net investment income                            0.06                0.05 (a)            0.13                0.10 (a)
Net realized and unrealized gain
  (loss) on investments                          1.24               (3.57)               1.25               (3.58)
Net realized and unrealized loss on
  foreign currency transactions                 (0.00)++            (0.00)++            (0.00)++            (0.00)++
                                               ------             -------             -------             -------
Total from investment operations                 1.30               (3.52)               1.38               (3.48)
                                               ------             -------             -------             -------
Less dividends:
  From net investment income                    (0.10)              (0.03)              (0.16)              (0.05)
                                               ------             -------             -------             -------
Redemption fee (a)                                 --                0.00 ++               --                0.00 ++
                                               ------             -------             -------             -------
Net asset value at end of period               $ 7.65             $  6.45             $  7.69             $  6.47
                                               ======             =======             =======             =======
Total investment return (b)                     20.56%             (35.26%)(c)          21.74%             (34.86%)(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                          0.71%               1.15% ++            2.02%               2.25% ++
  Net expenses                                   1.95%               1.95% ++            0.90%               0.90% ++
  Expenses (before waiver)                       2.42%               2.93% ++            1.20%               1.74% ++
Portfolio turnover rate                           106%                 75%                106%                 75%
Net assets at end of period (in
  000's)                                       $  142             $    20             $37,680             $31,662




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





50    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY ICAP INTERNATIONAL FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         19.06%    5.37%    5.63%
Excluding sales charges    25.99     6.57     6.23




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                              MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
                           INTERNATIONAL FUND        INDEX          INDEX
                           ------------------    ------------    -----------
10/31/99                           9450              10000          10000
10/31/00                          10238               9710          10094
10/31/01                           9295               7290           7788
10/31/02                           7882               6327           6707
10/31/03                           9802               8037           8328
10/31/04                          12584               9551          10151
10/31/05                          15611              11279          11805
10/31/06                          19697              14383          15547
10/31/07                          24312              17966          19894
10/31/08                          13726               9590          10340
10/31/09                          17294              12247          13181





CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         19.41%    5.45%    5.67%
Excluding sales charges    26.36     6.65     6.27




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                              MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
                           INTERNATIONAL FUND        INDEX          INDEX
                           ------------------    ------------    -----------
10/31/99                          23625              25000          25000
                                  25594              24276          25235
                                  23237              18224          19470
                                  19704              15816          16768
                                  24505              20092          20819
                                  31459              23877          25378
                                  39026              28197          29513
                                  49242              35957          38867
                                  60780              44915          49736
                                  34344              23974          25851
10/31/09                          43396              30618          32954





CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         24.06%    5.77%    5.43%
Excluding sales charges    25.06     5.77     5.43




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                              MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
                           INTERNATIONAL FUND        INDEX          INDEX
                           ------------------    ------------    -----------
10/31/99                          10000              10000          10000
                                  10752               9710          10094
                                   9689               7290           7788
                                   8155               6327           6707
                                  10066               8037           8328
                                  12825               9551          10151
                                  15792              11279          11805
                                  19776              14383          15547
                                  24218              17966          19894
                                  13573               9590          10340
10/31/09                          16974              12247          13181




1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee, of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    51

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  26.71%    6.94%    6.55%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                      MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
                                   INTERNATIONAL FUND        INDEX          INDEX
                                   ------------------    ------------    -----------
10/31/99                                  10000              10000          10000
                                          10861               9710          10094
                                           9885               7290           7788
                                           8403               6327           6707
                                          10477               8037           8328
                                          13484               9551          10151
                                          16769              11279          11805
                                          21208              14383          15547
                                          26248              17966          19894
                                          14883               9590          10340
10/31/09                                  18858              12247          13181





CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  26.56%    6.82%    6.43%




(PERFORMANCE GRAPH)

                              MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
                           INTERNATIONAL FUND        INDEX          INDEX
                           ------------------    ------------    -----------
10/31/99                          10000              10000          10000
                                  10850               9710          10094
                                   9866               7290           7788
                                   8378               6327           6707
                                  10435               8037           8328
                                  13416               9551          10151
                                  16669              11279          11805
                                  21058              14383          15547
                                  26036              17966          19894
                                  14742               9590          10340
10/31/09                          18657              12247          13181





CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  26.27%    6.57%    6.18%




(PERFORMANCE GRAPH)

                              MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
                           INTERNATIONAL FUND        INDEX          INDEX
                           ------------------    ------------    -----------
10/31/99                          10000              10000          10000
                                  10823               9710          10094
                                   9816               7290           7788
                                   8315               6327           6707
                                  10331               8037           8328
                                  13250               9551          10151
                                  16420              11279          11805
                                  20696              14383          15547
                                  25532              17966          19894
                                  14424               9590          10340
10/31/09                          18213              12247          13181




   no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans for service and distribution. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. Effective August 1, 2009, the Fund's prior contractual expense limitation agreement terminated and the Fund now has a voluntary agreement in place with regard to certain share classes. These voluntary waivers or reimbursements may be discontinued at any time. Effective August 31, 2006 ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund's existing no-load shares were redesignated as Class I shares.
2. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
3. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



52    MainStay ICAP International Fund

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  25.87%    6.28%    5.90%




(PERFORMANCE GRAPH)

                                              MSCI EAFE(R)    MSCI EUROPE
                                   CLASS C        INDEX          INDEX
                                   -------    ------------    -----------
10/31/99                            10000         10000          10000
                                    10796          9710          10094
                                     9767          7290           7788
                                     8253          6327           6707
                                    10228          8037           8328
                                    13085          9551          10151
                                    16176         11279          11805
                                    20335         14383          15547
                                    25009         17966          19894
                                    14096          9590          10340
10/31/09                            17743         12247          13181






 BENCHMARK PERFORMANCE                                   ONE      FIVE     TEN
                                                         YEAR    YEARS    YEARS
-------------------------------------------------------------------------------
MSCI EAFE Index(4)                                      27.71%    5.10%    2.05%
MSCI Europe Index(5)                                    27.48     5.36     2.80
Average Lipper international large-cap value fund(6)    24.28     3.86     3.92



4. The MSCI EAFE(R) Index is an index of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The MSCI Europe Index--is generally representative of the European market for large- to mid-capitalization stocks. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper international large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper's international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    53

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP INTERNATIONAL FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,261.20        $ 7.81         $1,018.30         $ 6.97
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,262.10        $ 6.84         $1,019.20         $ 6.11
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,256.40        $12.06         $1,014.50         $10.76
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,264.30        $ 5.02         $1,020.80         $ 4.48
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00       $1,263.30        $ 5.99         $1,019.90         $ 5.35
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,261.90        $ 7.53         $1,018.60         $ 6.72
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,259.80        $ 9.00         $1,017.20         $ 8.03
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.37% for Investor Class, 1.20% for Class A, 2.12% for Class C, 0.88% for Class I, 1.05% for Class R1, 1.32% for Class R2 and 1.58% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.






54    MainStay ICAP International Fund

SECTOR COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Financials                            21.5%
Industrials                           20.8
Consumer Discretionary                15.0
Health Care                            8.6
Utilities                              8.3
Materials                              6.9
Information Technology                 5.3
Energy                                 5.2
Telecommunication Services             3.5
Consumer Staples                       2.6
Short-Term Investment                  2.6
Liabilities in Excess of Cash and
  Other Assets                        -0.3
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 58 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Daimler A.G.
    2.  Mitsubishi Corp.
    3.  BP PLC, Sponsored ADR
    4.  Societe Generale
    5.  Toyota Motor Corp., Sponsored ADR
    6.  Bayer A.G.
    7.  Siemens A.G.
    8.  Vodafone Group PLC, Sponsored ADR
    9.  Hutchison Whampoa, Ltd.
   10.  TNT N.V.





                                                   mainstayinvestments.com    55

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay ICAP Inter-national Fund returned 25.99% for Investor Class shares, 26.36% for Class A shares and 25.06% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 26.71%, Class R1 shares returned 26.56%, Class R2 shares returned 26.27% and Class R3 shares returned 25.87%. All share classes outperformed the 24.28% return of the average Lipper(1) international large-cap value fund but underperformed the 27.71% return of the MSCI EAFE(R) Index() for the 12 months ended October 31, 2009. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See page 51 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THE MSCI EAFE(R) INDEX DURING THE REPORTING PERIOD?

The Fund underperformed the MSCI EAFE(R) Index largely because of weak stock selection and sector positioning in the materials sector and unfavorable sector positioning in the information technology sector. These detractors more than offset the positive contribution of strong stock selection in the utilities and consumer discretionary sectors.

WHICH FUND SECTORS MADE THE STRONGEST CONTRI-BUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

During the reporting period, the sector that made the strongest contribution to the Fund's performance relative to the MSCI EAFE(R) Index was consumer discretionary, followed by utilities and consumer staples. The sectors that detracted the most from the Fund's relative performance were materials, information technology and health care.

WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFOR-MANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

On an absolute basis, the holdings that made the strongest positive contributions to the Fund's perfor-mance during the reporting period were financial services companies Banco Santander, Credit Suisse Group and Allianz SE. At the end of the reporting period, we maintained the Fund's holdings in Banco Santander and Credit Suisse Group based on the companies' strong risk management, good liquidity and solid balance sheets. We eliminated the Fund's position in Allianz SE during the reporting period, as we believed that other candidates became more attractive.

Major detractors from performance included East Japan Railway, one of the largest passenger railways in the world; Merck KGaA, a German pharmaceutical and chemical company; and Prudential PLC, a U.K.-based life insurance company. Each of these positions was eliminated from the Fund's portfolio during the reporting period in favor of stocks that we believed to be more attractive.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During a reporting period characterized by financial deleveraging and relatively weak economic activity, we believed that strong companies would become stronger. In our opinion, companies with strong balance sheets, good market positions and solid operating characteristics would have the greatest potential to increase their market share.

The Fund added Pernod-Ricard, the second-largest global spirits company. We believed that the com-pany's recent acquisition would add to its earnings and that the stock would benefit from Pernod-Ricard's exposure to resilient Asian markets. The

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in foreign companies, in the form of depository receipts such as ADRs, GDRs or EDRs, may entail the special risks of international investing. The Fund may also invest in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund will typically hold between 30 and 50 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Because of the Fund's trading strategies, it is anticipated that the Fund may exceed a portfolio turnover rate of 100%. Funds with high turnover rates often have higher transaction costs and may generate taxable short-term capital gains.

1. See footnote on page 53 for more information about Lipper Inc.
2. See footnote on page 53 for more information on the MSCI EAFE(R) Index.


56    MainStay ICAP International Fund

Fund also added Sime Darby Berhad, a Malay-sian conglomerate and the world's largest palm oil producer. With increased palm oil consumption in emerging markets, demand had outpaced supply. Supply, in turn, was limited by the diminishing amount of land available for growing oil palms. We also believed that the company could improve its margins and operating efficiencies.

In addition to those sales already mentioned, we eliminated the Fund's position in Japanese telecom-munication services company NTT DoCoMo after it reached our target price. We also sold the Fund's position in U.K. brewer SABMiller after we deter-mined that the stock's upside was limited and other investment candidates were more attractive.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its exposure relative to the MSCI EAFE(R) Index in the financials and information technology sectors. With these increases, the Fund shifted from an under-weight to a slightly overweight position in informa-tion technology relative to the Index. The Fund increased its allocation in the financials sector from significantly underweight to modestly underweight relative to the MSCI EAFE(R) Index.

Over the same period, we decreased the Fund's allocation to health care from significantly over-weight to slightly overweight relative to the MSCI EAFE(R) Index. We also decreased the Fund's expo-sure to telecommunication services, bringing it to an underweight position relative to the Index.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund was overweight relative to the MSCI EAFE(R) Index in the consumer discretionary and industrials sectors and underweight relative to the Index in consumer staples and finan-cials. This positioning reflected our view on the prospects for economic recovery and on the relative attractiveness of individual holdings in these sectors.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    57

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                          SHARES           VALUE
COMMON STOCKS 97.7%+
----------------------------------------------------------------

CONSUMER DISCRETIONARY 15.0%
British Sky Broadcasting
  Group PLC                            2,262,350   $  19,790,717
V  Daimler A.G.                          550,450      26,797,123
InterContinental Hotels Group
  PLC                                    988,483      12,735,423
Sky Deutschland A.G.(a)                  753,300       3,148,409
V  Toyota Motor Corp.,
  Sponsored ADR (b)                      321,050      25,327,634
Yamada Denki Co., Ltd.                   257,900      16,015,786
                                                   -------------
                                                     103,815,092
                                                   -------------

CONSUMER STAPLES 2.6%
Pernod-Ricard S.A.                       212,210      17,735,462
                                                   -------------


ENERGY 5.2%
V  BP PLC, Sponsored ADR (b)             457,900      25,926,298
Saipem S.p.A.                            327,200       9,697,897
                                                   -------------
                                                      35,624,195
                                                   -------------

FINANCIALS 21.5%
Banco Santander S.A.                   1,336,025      21,617,955
Credit Suisse Group A.G.,
  Sponsored ADR (b)                      242,450      12,922,585
Mitsubishi Estate Co., Ltd.            1,119,000      17,453,491
Muenchener
  Rueckversicherungs-
  Gesellschaft A.G.
  Registered                             132,200      20,941,603
V  Societe Generale                      380,966      25,442,249
Standard Chartered PLC                   758,750      18,685,694
Sumitomo Mitsui Financial
  Group, Inc.                            535,250      18,790,091
UBS A.G. (a)                             746,900      12,595,155
                                                   -------------
                                                     148,448,823
                                                   -------------

HEALTH CARE 8.6%
V  Bayer A.G.                            361,950      25,157,722
Roche Holding A.G., Sponsored
  ADR (b)                                436,350      17,410,365
Sanofi-Aventis                           230,050      16,841,333
                                                   -------------
                                                      59,409,420
                                                   -------------

INDUSTRIALS 20.8%
China Communications
  Construction Co., Ltd.
  Class H                              2,172,300       2,402,081
China Railway Construction
  Corp., Ltd.                          3,633,700       4,885,442
V  Hutchison Whampoa, Ltd.             3,366,500      24,042,705
JS Group Corp.                           241,400       3,998,527
KOMATSU, Ltd.                            500,750      10,113,465
V  Mitsubishi Corp.                    1,217,000      26,728,979
V  Siemens A.G.                          269,700      24,397,703
Sime Darby Berhad                      2,755,600       7,178,691
V  TNT N.V.                              865,421      23,026,644
Vallourec                                104,398      16,546,749
                                                   -------------
                                                     143,320,986
                                                   -------------

INFORMATION TECHNOLOGY 5.3%
HOYA Corp.                               977,850      22,052,275
Murata Manufacturing Co.,
  Ltd.                                   290,400      14,517,580
                                                   -------------
                                                      36,569,855
                                                   -------------

MATERIALS 6.9%
Anglo American PLC (a)                   432,150      15,710,238
Barrick Gold Corp.                       461,450      16,579,899
Yara International A.S.A.                465,350      15,490,265
                                                   -------------
                                                      47,780,402
                                                   -------------

TELECOMMUNICATION SERVICES 3.5%
V  Vodafone Group PLC,
  Sponsored ADR (b)                    1,098,850      24,383,481
                                                   -------------


UTILITIES 8.3%
Energias de Portugal S.A.              5,121,750      22,665,045
GDF Suez S.A.                            535,300      22,455,518
Suez Environnement S.A.                  529,050      11,783,761
                                                   -------------
                                                      56,904,324
                                                   -------------
Total Common Stocks
  (Cost $621,968,676)                                673,992,040
                                                   -------------




                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 2.6%
----------------------------------------------------------------

REPURCHASE AGREEMENT 2.6%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $18,087,451 (Collateralized
  by a United States Treasury
  Bill with a rate of 0.105%
  and a maturity date of
  3/18/10, with a Principal
  Amount of $18,460,000 and a
  Market Value of
  $18,452,616)                       $18,087,436      18,087,436
                                                   -------------

Total Short-Term Investment
  (Cost $18,087,436)                                  18,087,436
                                                   -------------
Total Investments
  (Cost $640,056,112) (c)                  100.3%    692,079,476
Liabilities in Excess of
  Cash and Other Assets                     (0.3)     (2,005,045)
                                           -----    ------------
Net Assets                                 100.0%  $ 690,074,431
                                           =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2009, cost is $669,688,001
     for federal income tax purposes and net
     unrealized appreciation is as follows:




Gross unrealized appreciation      $ 73,819,028
Gross unrealized depreciation       (51,427,553)
                                   ------------
Net unrealized appreciation        $ 22,391,475
                                   ============





 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.


58    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investment in Securities
 Common Stocks                                   673,992,040            --              --     673,992,040
 Short-Term Investment
  Repurchase Agreement                                    --    18,087,436              --      18,087,436
                                                ------------   -----------             ---    ------------
 Total Investments in Securities                $673,992,040   $18,087,436             $--    $692,079,476
                                                ============   ===========             ===    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).

The table below sets forth the diversification of the ICAP International Fund portfolio investments by country.

COUNTRY COMPOSITION (UNAUDITED)


                                      VALUE    PERCENT
Canada                         $ 16,579,899        2.4%
China                             7,287,523        1.1
France                          110,805,072       16.1
Germany                         100,442,560       14.6
Hong Kong                        24,042,705        3.5
Italy                             9,697,897        1.4
Japan                           154,997,828       22.5
Malaysia                          7,178,691        1.0
Netherlands                      23,026,644        3.3
Norway                           15,490,265        2.2
Portugal                         22,665,045        3.3
Spain                            21,617,955        3.1
Switzerland                      42,928,105        6.2
United Kingdom                  117,231,851       17.0
United States                    18,087,436        2.6
                               ------------      -----
                                692,079,476      100.3
Liabilities in Excess of
  Cash and Other Assets          (2,005,045)      (0.3)
                               ------------      -----
Net Assets                     $690,074,431      100.0%
                               ============      =====





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $640,056,112)     $ 692,079,476
Cash denominated in foreign
  currencies (identified cost $23)              23
Receivables:
  Fund shares sold                       1,792,612
  Dividends and interest                 1,549,499
  Investment securities sold               200,326
Other assets                                38,254
                                     -------------
     Total assets                      695,660,190
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased        3,728,424
  Fund shares redeemed                   1,026,908
  Manager (See Note 3)                     412,297
  Transfer agent (See Note 3)              182,267
  Custodian                                 60,175
  NYLIFE Distributors (See Note 3)          56,830
  Professional fees                         54,998
  Shareholder communication                 54,709
  Directors                                  2,006
Accrued expenses                             7,145
                                     -------------
     Total liabilities                   5,585,759
                                     -------------
Net assets                           $ 690,074,431
                                     =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 175 million shares
  authorized                         $     254,672
Additional paid-in capital             893,992,412
                                     -------------
                                       894,247,084
Accumulated undistributed net
  investment income                        712,565
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (256,911,773)
Net unrealized appreciation on
  investments                           52,023,364
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies          3,191
                                     -------------
Net assets                           $ 690,074,431
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  10,373,404
                                     =============
Shares of capital stock outstanding        383,462
                                     =============
Net asset value per share
  outstanding                        $       27.05
Maximum sales charge (5.50% of
  offering price)                             1.57
                                     -------------
Maximum offering price per share
  outstanding                        $       28.62
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 138,354,810
                                     =============
Shares of capital stock outstanding      5,114,227
                                     =============
Net asset value per share
  outstanding                        $       27.05
Maximum sales charge (5.50% of
  offering price)                             1.57
                                     -------------
Maximum offering price per share
  outstanding                        $       28.62
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  19,244,460
                                     =============
Shares of capital stock outstanding        716,126
                                     =============
Net asset value and offering price
  per share outstanding              $       26.87
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 487,410,561
                                     =============
Shares of capital stock outstanding     17,969,847
                                     =============
Net asset value and offering price
  per share outstanding              $       27.12
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $     675,074
                                     =============
Shares of capital stock outstanding         24,935
                                     =============
Net asset value and offering price
  per share outstanding              $       27.07
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $  27,480,327
                                     =============
Shares of capital stock outstanding      1,016,092
                                     =============
Net asset value and offering price
  per share outstanding              $       27.05
                                     =============
CLASS R3
Net assets applicable to
  outstanding shares                 $   6,535,795
                                     =============
Shares of capital stock outstanding        242,500
                                     =============
Net asset value and offering price
  per share outstanding              $       26.95
                                     =============






60    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
Dividends (a)                        $  18,250,492
Interest                                    39,677
                                     -------------
     Total income                       18,290,169
                                     -------------
EXPENSES:
  Manager (See Note 3)                   4,306,498
  Transfer agent--Investor Class
     (See Note 3)                           39,097
  Transfer agent--Class A (See Note
     3)                                    156,140
  Transfer agent--Class C (See Note
     3)                                     76,045
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                   797,460
  Distribution/Service--Investor
     Class (See Note 3)                     22,726
  Distribution/Service--Class A
     (See Note 3)                          209,972
  Service--Class C (See Note 3)             43,887
  Distribution/Service--Class R2
     (See Note 3)                           38,485
  Distribution/Service--Class R3
     (See Note 3)                            8,041
  Shareholder communication                202,397
  Custodian                                189,103
  Professional fees                        171,584
  Distribution--Class C (See Note
     3)                                    131,660
  Distribution--Class R3 (See Note
     3)                                      8,041
  Registration                             100,992
  Directors                                 25,047
  Shareholder service--Class R1
     (See Note 3)                              506
  Shareholder service--Class R2
     (See Note 3)                           15,394
  Shareholder service--Class R3
     (See Note 3)                            3,216
  Miscellaneous                             58,802
                                     -------------
     Total expenses before waiver        6,605,093
  Expense waiver from Manager (See
     Note 3)                            (1,447,388)
                                     -------------
     Net expenses                        5,157,705
                                     -------------
Net investment income                   13,132,464
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions              $(159,560,069)
  Foreign currency transactions           (318,394)
                                     -------------
Net realized loss on investments
  and foreign currency transactions   (159,878,463)
                                     -------------
Net change in unrealized
  depreciation on:
  Investments                          278,025,680
  Translation of other assets and
     liabilities in foreign
     currencies                            104,151
                                     -------------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions        278,129,831
                                     -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         118,251,368
                                     -------------
Net increase in net assets
  resulting from operations          $ 131,383,832
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $2,309,547.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2009, THE PERIOD JANUARY 1 THROUGH OCTOBER 31, 2008 (A)
AND THE YEAR ENDED DECEMBER 31, 2007


                                  2009           2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income   $  13,132,464  $  19,975,490  $  13,442,333
 Net realized gain
  (loss) on investments
  and foreign currency
  transactions            (159,878,463)   (96,267,873)    96,442,065
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  transactions             278,129,831   (283,126,459)   (38,376,075)
                         -------------------------------------------
 Net increase
  (decrease) in net
  assets resulting from
  operations               131,383,832   (359,418,842)    71,508,323
                         -------------------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class            (292,614)      (218,406)            --
    Class A                 (2,743,928)    (1,769,486)    (1,266,855)
    Class C                   (426,524)      (412,042)      (220,909)
    Class I                (15,483,286)   (12,036,584)   (12,213,821)
    Class R1                   (17,537)        (5,334)        (2,330)
    Class R2                  (527,311)      (204,865)      (158,306)
    Class R3                   (85,060)       (17,094)          (916)
                         -------------------------------------------
                           (19,576,260)   (14,663,811)   (13,863,137)
                         -------------------------------------------
 From net realized gain on
  investments:
    Class A                         --             --    (12,490,913)
    Class C                         --             --     (3,334,810)
    Class I                         --             --    (77,807,767)
    Class R1                        --             --        (43,677)
    Class R2                        --             --     (1,318,733)
    Class R3                        --             --        (29,976)
                         -------------------------------------------
                                    --             --    (95,025,876)
                         -------------------------------------------
 Total dividends and
     distributions to
     shareholders          (19,576,260)   (14,663,811)  (108,889,013)
                         -------------------------------------------

Capital share transactions:
 Net proceeds from
  sale of shares           234,821,866    256,084,639    456,306,599
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions             17,612,157     13,500,997    101,569,005
 Cost of shares
  redeemed (b)            (175,793,428)  (315,133,476)  (198,271,015)
                         -------------------------------------------
    Increase (decrease)
     in net assets
     derived from
     capital share
     transactions           76,640,595    (45,547,840)   359,604,589
                         -------------------------------------------
    Net increase
     (decrease) in net
     assets                188,448,167   (419,630,493)   322,223,899

NET ASSETS:
Beginning of period        501,626,264    921,256,757    599,032,858
                         -------------------------------------------
End of period            $ 690,074,431  $ 501,626,264  $ 921,256,757
                         ===========================================
Accumulated
 undistributed net
 investment income at
 end of period           $     712,565  $   7,474,755  $          --
                         ===========================================



(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Cost of shares redeemed net of redemption fees of $46,772 for the year ended October 31, 2009, $15,121 for the period ended October 31, 2008 and $47,040 for the year ended December 31, 2007 (See Note 2(K)).



62    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    63

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           INVESTOR CLASS
                                   ------------------------------
                                                       APRIL 29,
                                                         2008**
                                    YEAR ENDED          THROUGH
                                   OCTOBER 31,        OCTOBER 31,

                                   ------------------------------
                                       2009               2008
Net asset value at beginning of
  period                             $ 22.19            $ 36.83
                                     -------            -------
Net investment income                   0.49 (a)           0.47 (a)
Net realized and unrealized gain
  (loss) on investments                 5.13             (14.56)
Net realized and unrealized loss
  on foreign currency
  transactions                         (0.01)             (0.01)
                                     -------            -------
Total from investment operations:       5.61             (14.10)
                                     -------            -------
Less dividends and distribution:
  From net investment income           (0.75)             (0.54)
  From net realized gain on
     investments                          --                 --
                                     -------            -------
Total dividends and distributions      (0.75)             (0.54)
                                     -------            -------
Redemption fee                          0.00 ++(a)         0.00 ++(a)
                                     -------            -------
Net asset value at end of period     $ 27.05            $ 22.19
                                     =======            =======
Total investment return (b)            25.99%            (38.80%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 2.14%              2.96% ++
  Net expenses                          1.38%              1.24% ++
  Expenses (before
     waiver/reimbursement)              1.62%              1.49% ++
Portfolio turnover rate                   96%                79%
Net assets at end of period (in
  000's)                             $10,373            $ 8,674




                                                             CLASS C
                                   ----------------------------------------------------------
                                                    JANUARY                      SEPTEMBER 1,
                                                   1, 2008***                       2006**
                                    YEAR ENDED      THROUGH       YEAR ENDED        THROUGH
                                   OCTOBER 31,    OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

                                   ----------------------------------------------------------
                                       2009           2008           2007            2006
Net asset value at beginning of
  period                             $ 22.02        $ 38.04         $ 39.03         $ 37.00
                                     -------        -------         -------         -------
Net investment income (loss)            0.29 (a)       0.54 (a)        0.25 (a)       (0.09) (a)
Net realized and unrealized gain
  (loss) on investments                 5.13         (16.12)           3.66            3.56
Net realized and unrealized loss
  on foreign currency
  transactions                         (0.01)         (0.01)             --              --
                                     -------        -------         -------         -------
Total from investment operations        5.41         (15.59)           3.91            3.47
                                     -------        -------         -------         -------
Less dividends and distributions:
  From net investment income           (0.56)         (0.43)          (0.48)          (0.74)
  From net realized gain on
     investments                          --             --           (4.42)          (0.70)
                                     -------        -------         -------         -------
Total dividends and distributions      (0.56)         (0.43)          (4.90)          (1.44)
                                     -------        -------         -------         -------
Redemption fee                          0.00 ++(a)     0.00 ++(a)      0.00 ++(a)      0.00 ++(a)
                                     -------        -------         -------         -------
Net asset value at end of period     $ 26.87        $ 22.02         $ 38.04          $39.03
                                     =======        =======         =======         =======
Total investment return (b)            25.06%        (41.39%)(c)      10.35%           9.44% (c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          1.30%          1.98% ++        0.60%          (0.69%) ++
  Net expenses                          2.13%          1.96% ++        1.90%           1.90% ++
  Expenses (before
     waiver/reimbursement)              2.37%          2.17% ++        2.08%           2.22% ++(d)
Portfolio turnover rate                   96%            79%            109%            155%
Net assets at end of period (in
  000's)                             $19,244        $19,586         $32,652          $7,266




**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for IRS interest charge.
     If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C,
     Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.
(e)  The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, "redemption fee", to conform to the current year presentation.





64    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             Class A
----------------------------------------------------------------
                      January 1                     September 1,
                       2008***                         2006**
       Year ended      through       Year ended        through
      October 31,    October 31,    December 31,    December 31,

---------------
          2009           2008           2007            2006
        $  22.19       $ 38.22        $  39.09         $ 37.00
        --------       -------        --------         -------
            0.50 (a)      0.77 (a)        0.57 (a)        0.00 ++(a)
            5.19        (16.22)           3.67            3.58
           (0.01)        (0.01)             --              --
        --------       -------        --------         -------
            5.68        (15.46)           4.24            3.58
        --------       -------        --------         -------

           (0.82)        (0.57)          (0.69)          (0.79)
              --            --           (4.42)          (0.70)
        --------       -------        --------         -------
           (0.82)        (0.57)          (5.11)          (1.49)
        --------       -------        --------         -------
            0.00 ++(a)    0.00 ++(a)      0.00 ++(a)      0.00 ++(a)
        --------       -------        --------         -------
        $  27.05       $ 22.19        $  38.22         $ 39.09
        ========       =======        ========         =======
           26.36%       (40.97%)(c)      11.20%           9.74%(c)(d)

            2.13%         2.78% ++        1.36%           0.04%++
            1.14%         1.10% ++        1.15%           1.15%++
            1.37%         1.31% ++        1.33%           1.47%++(d)
              96%           79%            109%            155%
        $138,355       $73,122        $121,098         $20,516




                                    Class I
-------------------------------------------------------------------------------
                      January 1,
                       2008***
       Year ended      through
      October 31,    October 31,              Year ended December 31,

---------------
          2009           2008         2007        2006        2005        2004
        $  22.25       $  38.26     $  39.10    $  32.89    $  30.18    $ 24.20
        --------       --------     --------    --------    --------    -------
            0.60 (a)       0.87 (a)     0.78 (a)    0.77 (a)    0.55       0.30
            5.15         (16.26)        3.59        7.16        5.20 (e)   6.16 (e)
           (0.01)         (0.01)          --          --          --         --
        --------       --------     --------    --------    --------    -------
            5.74         (15.40)        4.37        7.93        5.75       6.46
        --------       --------     --------    --------    --------    -------

           (0.87)         (0.61)       (0.79)      (1.03)      (0.54)     (0.30)
              --             --        (4.42)      (0.70)      (2.50)     (0.18)
        --------       --------     --------    --------    --------    -------
           (0.87)         (0.61)       (5.21)      (1.73)      (3.04)     (0.48)
        --------       --------     --------    --------    --------    -------
            0.00 ++(a)     0.00 ++(a)   0.00 ++(a)  0.01 (a)    0.00 ++(e) 0.00 ++(e)
        --------       --------     --------    --------    --------    -------
        $  27.12       $  22.25     $  38.26    $  39.10    $  32.89    $ 30.18
        ========       ========     ========    ========    ========    =======
           26.71%        (40.81%)(c)   11.52%      24.30%(d)   19.15%     26.87%

            2.59%          3.12% ++     1.86%       2.09%       2.05%      1.23%
            0.85%          0.80% ++     0.80%       0.80%       0.80%      0.80%
            1.13%          1.01% ++     0.98%       1.01%(d)    1.12%      1.20%
              96%            79%         109%        155%        139%       122%
        $487,411       $389,517     $753,984    $568,662    $179,787    $94,158




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              65

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             CLASS R1
                                   ------------------------------------------------------------
                                                   JANUARY 1,                     SEPTEMBER 1,
                                                    2008***                          2006**
                                    YEAR ENDED       THROUGH       YEAR ENDED        THROUGH
                                   OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    DECEMBER 31,

                                   ------------------------------------------------------------
                                       2009           2008            2007             2006
Net asset value at beginning of
  period                              $22.22         $ 38.23         $39.08           $37.00
                                      ------         -------         ------           ------
Net investment income (loss)            0.59 (a)        0.82 (a)       0.47 (a)         0.13 (a)
Net realized and unrealized gain
  (loss) on investments                 5.12          (16.22)          3.86             3.46
Net realized and unrealized loss
  on foreign currency
  transactions                         (0.01)          (0.01)            --               --
                                      ------         -------         ------           ------
Total from investment operations        5.70          (15.41)          4.33             3.59
                                      ------         -------         ------           ------
Less dividends and distributions:
  From net investment income           (0.85)          (0.60)         (0.76)           (0.81)
  From net realized gain on
     investments                          --              --          (4.42)           (0.70)
                                      ------         -------         ------           ------
Total dividends and distributions      (0.85)          (0.60)         (5.18)           (1.51)
                                      ------         -------         ------           ------
Redemption fee                          0.00 ++(a)      0.00 ++(a)     0.00 ++(a)       0.00 ++(a)
                                      ------         -------         ------           ------
Net asset value at end of period      $27.07         $ 22.22         $38.23           $39.08
                                      ======         =======         ======           ======
Total investment return (b)            26.56%         (40.89%)(c)     11.41%            9.78%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          2.54%           2.95% ++       1.12%            1.04%++
  Net expenses                          0.99%           0.90% ++       0.90%            0.90%++
  Expenses (before
     waiver/reimbursement)              1.22%           1.11% ++       1.08%            1.22%++(d)
Portfolio turnover rate                   96%             79%           109%             155%
Net assets at end of period (in
  000's)                              $  675         $   170         $  418           $   27




                                                              CLASS R3
                                   --------------------------------------------------------------
                                                      JANUARY                       SEPTEMBER 1,
                                                    1, 2008***                         2006**
                                    YEAR ENDED        THROUGH        YEAR ENDED        THROUGH
                                   OCTOBER 31,     OCTOBER 31,     DECEMBER 31,     DECEMBER 31,

                                   --------------------------------------------------------------
                                       2009            2008             2007             2006
Net asset value at beginning of
  period                              $22.13          $ 38.13          $39.06           $37.00
                                      ------          -------          ------           ------
Net investment income                   0.39 (a)         0.75 (a)        0.21 (a)         0.07 (a)
Net realized and unrealized gain
  (loss) on investments                 5.19           (16.24)           3.89             3.45
Net realized and unrealized loss
  on foreign currency
  transactions                         (0.01)           (0.01)             --               --
                                      ------          -------          ------           ------
Total from investment operations        5.57           (15.50)           4.10             3.52
                                      ------          -------          ------           ------
Less dividends and distributions:
  From net investment income           (0.75)           (0.50)          (0.61)           (0.76)
  From net realized gain on
     investments                          --               --           (4.42)           (0.70)
                                      ------          -------          ------           ------
Total dividends and distributions      (0.75)           (0.50)          (5.03)           (1.46)
                                      ------          -------          ------           ------
Redemption fee                          0.00 ++(a)       0.00 ++(a)      0.00 ++(a)         --
                                      ------          -------          ------           ------
Net asset value at end of period      $26.95          $ 22.13          $38.13           $39.06
                                      ======          =======          ======           ======
Total investment return (b)            25.87%          (41.11%)(c)      10.82%            9.60%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.60%            2.77% ++        0.49%            0.55%++
  Net expenses                          1.54%            1.40% ++        1.40%            1.40%++
  Expenses (before
     waiver/reimbursement)              1.72%            1.62% ++        1.58%            1.72%++(d)
Portfolio turnover rate                   96%              79%            109%             155%
Net assets at end of period (in
  000's)                              $6,536          $ 1,112          $  289           $   27




**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for IRS interest charge.
     If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C,
     Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.





66    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             Class R2
-----------------------------------------------------------------
                      January 1,                    September 1,
                       2008***                         2006**
       Year ended      through       Year ended        through
      October 31,    October 31,    December 31,    December 31,

---------------
          2009           2008           2007             2006
        $ 22.18        $ 38.20         $ 39.08          $37.00
        -------        -------         -------          ------
           0.44 (a)       0.74 (a)        0.35 (a)       (0.03)(a)
           5.23         (16.20)           3.88            3.61
          (0.01)         (0.01)             --              --
        -------        -------         -------          ------
           5.66         (15.47)           4.23            3.58
        -------        -------         -------          ------

          (0.79)         (0.55)          (0.69)          (0.80)
             --             --           (4.42)          (0.70)
        -------        -------         -------          ------
          (0.79)         (0.55)          (5.11)          (1.50)
        -------        -------         -------          ------
           0.00 ++(a)     0.00 ++(a)      0.00 ++(a)      0.00 ++(a)
        -------        -------         -------          ------
        $ 27.05        $ 22.18         $ 38.20          $39.08
        =======        =======         =======          ======
          26.27%        (41.00%)(c)      11.16%           9.72%(c)(d)

           1.84%          2.72% ++        0.83%          (0.20%)++
           1.27%          1.15% ++        1.15%           1.15% ++
           1.47%          1.36% ++        1.33%           1.47% ++(d)
             96%            79%            109%            155%
        $27,480        $ 9,445         $12,816          $2,533




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              67

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

ICAP Funds, Inc. ("the Company"), was incorporated in the State of Maryland on November 1, 1994. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and offers four separate series (collectively, the "Funds" and each individually, a "Fund"). The Funds are diversified funds.

The Funds commenced operations on the dates indicated below:

 COMMENCEMENT OF
 OPERATIONS          FUNDS
April 30, 2008       MainStay ICAP Global Fund
--------------------------------------------------
December 31, 1997    MainStay ICAP Select Equity
                     Fund MainStay ICAP
                     International Fund
--------------------------------------------------
December 31, 1994    MainStay ICAP Equity Fund
--------------------------------------------------



The MainStay ICAP International Fund and MainStay ICAP Equity Fund offer seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes, other than Investor Class and Class I shares, commenced operations on August 31, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund. The MainStay ICAP Global Fund offers four classes of shares: Investor Class, Class A, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008. The MainStay ICAP Select Equity Fund offers eight classes of shares: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes, other than Investor Class and Class I shares, commenced operations on August 31, 2006. Investor Class shares commenced operations on April, 29, 2008, and Class I shares commenced operations on December 31, 1997 (under a former designation). Class B shares were first offered to the public on August 7, 2009, but did not commence operations until November 11, 2009 for MainStay ICAP Select Equity Fund. Effective July 1, 2008, the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund changed their fiscal year ends and tax year ends from December 31 to October 31. The fiscal year end of the MainStay ICAP Global Fund has been October 31 since its inception.

Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without imposition of a front-end sales charge or a contingent deferred sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions, except that the classes are subject to different distribution and/or service fee rates. Investor Class, Class A, Class C, Class R2 and Class R3 shares each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the 1940 Act. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 and Class R3 shares.

The investment objective for each of the Funds is as follows:

The MAINSTAY ICAP EQUITY FUND seeks a superior total return with only a moderate degree of risk.

The MAINSTAY ICAP SELECT EQUITY FUND seeks a superior total return.

The MAINSTAY ICAP GLOBAL FUND seeks a superior total return.

The MAINSTAY ICAP INTERNATIONAL FUND seeks a superior total return with income as a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using


68    MainStay ICAP Funds
valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Investments in money market funds are valued daily at their NAV.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Funds principally trade, and the time at which the Funds' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Funds' Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Funds' policies and procedures. At October 31, 2009, foreign securities held by the Funds were not fair valued.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Funds did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for each Fund's investments is included at the end of each Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Funds to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.


                                                   mainstayinvestments.com    69

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. For the MainStay ICAP Global Fund and MainStay ICAP International Fund, income dividends are normally paid less frequently, typically on a semi-annual or annual basis. Distributions from net realized capital gains, if any, are declared and paid annually. All dividends and distributions are reinvested in shares of the respective Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from U.S. GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares pro rate based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) RECLASSIFICATION. Certain prior year amounts have been reclassified to conform with the current year presentation.

(H) REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements to earn income. The Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, as defined in Note 3(A), if any, to be creditworthy, pursuant to guidelines established by the Funds' Board of Directors. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Funds invest in repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.



70    MainStay ICAP Funds

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 5.)

(J) SECURITIES LENDING. In order to realize additional income, the Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Funds do engage in securities lending, the Funds will lend through their custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Funds' cash collateral in accordance with the Lending Agreement between the Funds and State Street, and indemnify the Funds' portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Funds may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Funds will receive compensation for lending their securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

Although the Funds and New York Life Investments have temporarily suspended securities lending, the Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(K) RIGHTS/WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Funds enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments..

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Funds could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The Funds invest in warrants only if received as part of a corporate action. The securities are sold as soon as the opportunity becomes available. The Funds are exposed to risk until each sale is completed.

(L) REDEMPTION FEE. The MainStay ICAP Global Fund and MainStay ICAP International Fund impose a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets and are retained by these Funds.

(M) CONCENTRATION OF RISK. The Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(N) OFFERING COSTS. Costs incurred by the MainStay ICAP Global Fund in connection with the commencement of the MainStay ICAP Global Fund's operations were amortized on a straight line basis over the first twelve months of the MainStay ICAP Global Fund's operations.

(O) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of

                                                   mainstayinvestments.com    71
the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

(P) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

MAINSTAY ICAP GLOBAL FUND

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009

REALIZED GAIN (LOSS)

                              STATEMENT OF      EQUITY
                                OPERATIONS   CONTRACTS
                                  LOCATION        RISK     TOTAL
                         Net realized gain
                        (loss) on security
Rights                        transactions     $(1,437)  $(1,437)
                                             -------------------
Total Realized Gain
  (Loss)                                       $(1,437)  $(1,437)
                                             ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                    EQUITY
                                 CONTRACTS
                                      RISK           TOTAL
Rights (2)                   10,100-54,175   10,100-54,175



(1) Amounts disclosed represent the minimum and maximum held during the twelve-month period.

(2) Amount(s) represent(s) number of shares.

MAINSTAY ICAP INTERNATIONAL FUND


The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009

REALIZED GAIN (LOSS)

                              STATEMENT OF      EQUITY
                                OPERATIONS   CONTRACTS
                                  LOCATION        RISK      TOTAL
                         Net realized gain
                        (loss) on security
Rights                        transactions    $(44,748)  $(44,748)
                                             --------------------
Total Realized Gain
  (Loss)                                      $(44,748)  $(44,748)
                                             ====================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                    EQUITY
                                 CONTRACTS
                                      RISK               TOTAL
Rights (2)               127,000-1,684,525   127,000-1,684,525



(1) Amounts disclosed represent the minimum and maximum held during the twelve-month period.

(2) Amount(s) represent(s) number of shares.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. Institutional Capital LLC ("ICAP" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Funds and is responsible for the day-to-day portfolio management of the Funds. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Each Fund is contractually obligated to pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of that Fund.

Effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the MainStay ICAP Equity Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages: Investor Class, 1.85%; Class C, 2.60% and Class I, 0.90%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

From August 1, 2008 through July 31, 2009, New York Life Investments had entered into a written expense limitation agreement under which it had agreed to waive a portion of the MainStay ICAP Equity Fund's management fee or reimburse the expenses of the appropriate class of the MainStay


72    MainStay ICAP Funds

ICAP Equity Fund so that the total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Investor Class, 1.19%; Class A, 1.19%; Class C,1.94%; Class I, 0.80%; Class R1, 0.90%;
Class R2, 1.15%; and Class R3, 1.40%.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay ICAP Global Fund's management fee or reimburse the expenses of the appropriate class of the MainStay ICAP Global Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. The expense limitation agreement may be modified or terminated only with the approval of the Board of Directors. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the MainStay ICAP Global Fund pursuant to the agreement if such action does not cause the MainStay ICAP Global Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of Directors approved an extension of the agreement to February 28, 2011.

Prior to August 1, 2009, New York Life Investments had written expense limitation agreements that set the expense limitations for the MainStay ICAP Global Fund for Investor Class, Class A, Class C and Class I shares at the same levels as the August 1, 2009 agreement.

Effective November 13, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) does not exceed the following percentages of average net assets: Investor Class, 1.47%; Class B, 2.22%; Class C 2.22%; Class R1, 1.14%; Class R2, 1.39%; Class R3, 1.64%. This voluntary waiver or reimbursement will be in effect until November 12, 2010 unless extended by New York Life Investments and approved by the Fund's Board of Directors.

Effective August 1, 2009, New York Life Investments has agreed to voluntarily waive or reimburse the expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages: Class A, 1.18%; Class I, 0.90%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

From August 25, 2008 through July 31, 2009, New York Life Investments had entered into a written expense limitation agreement under which it had agreed to waive a portion of the MainStay ICAP Select Equity Fund's management fee or reimburse the expenses of Class I shares of the MainStay ICAP Select Equity Fund so that the total ordinary operating expenses of that Class did not exceed the 0.80% of average daily net assets of that Class. New York Life Investments then applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the MainStay ICAP Select Equity Fund.

Effective August 1, 2009, New York Life Investments has agreed to voluntarily waive or reimburse the expenses of the appropriate class of the MainStay ICAP International Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages:
Class A, 1.30%; Class I, 0.95%. This voluntary waiver may be discontinued at any time without notice.

From August 25, 2008 through July 31, 2009, New York Life Investments had entered into a written expense limitation agreement under which it had agreed to waive a portion of the MainStay ICAP International Fund's management fee or reimburse the expenses of Class I shares of the MainStay ICAP International Fund so that the total ordinary operating expenses of that Class did not exceed the 0.80% of average daily net assets of that Class. New York Life Investments then applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the MainStay ICAP International Fund.

For the year ended October 31, 2009, New York Life Investments earned fees from the Funds and waived/reimbursed such amounts pursuant to the contractual expenses limitations described above as follows:

                                                  FEES
                                           REIMBURSED/
                             FEES EARNED        WAIVED
MainStay ICAP Equity Fund    $ 5,498,866    $1,308,882
------------------------------------------------------
MainStay ICAP Select Equity
  Fund                        11,453,277     2,746,662
------------------------------------------------------


                                                   mainstayinvestments.com    73

                                                  FEES
                                           REIMBURSED/
                             FEES EARNED        WAIVED
MainStay ICAP Global Fund    $   260,529    $   96,985
------------------------------------------------------
MainStay ICAP International
  Fund                         4,306,498     1,447,388
------------------------------------------------------



State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Funds have adopted distribution and service plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from applicable Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, applicable Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Funds' Class C shares. The Plans provide that the Class C shares also incur a service fee, at an annual rate of 0.25% of the average daily NAV of the Class C shares of the Funds. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from each applicable Fund at an annual rate of 0.25% for the distribution and 0.25% for the service of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the Funds that offer these share classes. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares of each application Fund.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2009, were as follows:

 MAINSTAY ICAP EQUITY FUND
Investor Class                          $8,586
----------------------------------------------
Class A                                  5,732
----------------------------------------------




 MAINSTAY ICAP SELECT EQUITY FUND
Investor Class                         $ 9,182
----------------------------------------------
Class A                                 39,744
----------------------------------------------




 MAINSTAY ICAP GLOBAL FUND
Investor Class                           $371
---------------------------------------------
Class A                                   306
---------------------------------------------




 MAINSTAY ICAP INTERNATIONAL FUND
Investor Class                         $ 6,822
----------------------------------------------
Class A                                 10,164
----------------------------------------------



The Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A and Class C shares, for the year ended October 31, 2009, were as follows:

 MAINSTAY ICAP EQUITY FUND
Investor Class                           $ 11
---------------------------------------------
Class A                                   141
---------------------------------------------
Class C                                   262
---------------------------------------------




 MAINSTAY ICAP SELECT EQUITY FUND
Investor Class                         $    14
----------------------------------------------
Class A                                  1,458
----------------------------------------------
Class C                                 15,801
----------------------------------------------




 MAINSTAY ICAP GLOBAL FUND
Class A                                  $250
---------------------------------------------
Class C                                    15
---------------------------------------------




 MAINSTAY ICAP INTERNATIONAL FUND
Investor Class                          $   16
----------------------------------------------
Class A                                     19
----------------------------------------------
Class C                                  4,918
----------------------------------------------






74    MainStay ICAP Funds

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Funds' transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Funds for the year ended October 31, 2009, were as follows:

MainStay ICAP Equity Fund             $  885,503
------------------------------------------------
MainStay ICAP Select Equity Fund       2,095,986
------------------------------------------------
MainStay ICAP Global Fund                 13,360
------------------------------------------------
MainStay ICAP International Fund       1,068,742
------------------------------------------------



(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. As of October 31, 2009, New York Life and its affiliates held beneficially shares of the Funds with the following values and percentages of net assets as follows:

                                          PERCENTAGE OF
 MAINSTAY ICAP EQUITY FUND        VALUE      NET ASSETS
Class A                     $    23,683             0.1%
-------------------------------------------------------
Class C                          22,063             0.4
-------------------------------------------------------
Class I                      45,775,488             6.5
-------------------------------------------------------
Class R1                         21,757             1.0
-------------------------------------------------------
Class R2                         21,584             1.1
-------------------------------------------------------
Class R3                         21,419             5.9
-------------------------------------------------------




 MAINSTAY ICAP SELECT EQUITY             PERCENTAGE OF
FUND                             VALUE      NET ASSETS
Class A                        $22,234             0.0%++
------------------------------------------------------
Class C                         21,662             0.0++
------------------------------------------------------
Class R1                        22,362             0.2
------------------------------------------------------
Class R2                        22,186             0.2
------------------------------------------------------
Class R3                        22,023             0.5
------------------------------------------------------




                                          PERCENTAGE OF
 MAINSTAY ICAP GLOBAL FUND        VALUE      NET ASSETS
Class A                     $    38,400             4.8%
-------------------------------------------------------
Class C                          19,125            13.5
-------------------------------------------------------
Class I                      36,245,873            96.2
-------------------------------------------------------




 MAINSTAY ICAP                            PERCENTAGE OF
 INTERNATIONAL FUND               VALUE      NET ASSETS
Class A                      $   22,753             0.0%++
-------------------------------------------------------
Class C                          22,131             0.1
-------------------------------------------------------
Class I                       2,975,899             0.6
-------------------------------------------------------
Class R1                         22,874             3.4
-------------------------------------------------------
Class R2                         22,714             0.1
-------------------------------------------------------
Class R3                         22,510             0.3
-------------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement a portion of, the cost of legal services provided to the Funds by the Office of the General Counsel of New York Life Investments is payable directly by the Funds. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay ICAP Equity Fund              $ 51,731
-----------------------------------------------
MainStay ICAP Select Equity Fund        104,082
-----------------------------------------------
MainStay ICAP Global Fund                 2,376
-----------------------------------------------
MainStay ICAP International Fund         37,744
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                                                 ACCUMULATED
                                                    CAPITAL          OTHER       UNREALIZED           TOTAL
                                    ORDINARY       AND OTHER     TEMPORARY     APPRECIATION     ACCUMULATED
                                      INCOME     GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)     GAIN (LOSS)
MainStay ICAP Equity Fund           $386,768   $(283,374,801)          $--     $ 73,299,283   $(209,688,750)
-----------------------------------------------------------------------------------------------------------
MainStay ICAP Select Equity Fund     655,432    (712,339,129)           --      133,598,368    (578,085,329)
-----------------------------------------------------------------------------------------------------------
MainStay ICAP Global Fund             85,584     (14,160,649)           --        2,576,174     (11,498,891)
-----------------------------------------------------------------------------------------------------------
MainStay ICAP International Fund     712,565    (227,279,884)           --       22,394,666    (204,172,653)
-----------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    75

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals and class action payments basis adjustments.

The following table discloses the current period reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments, arising from permanent differences; net assets at October 31, 2009 are not affected.

                                                                       ACCUMULATED
                                                  ACCUMULATED    UNDISTRIBUTED NET
                                            UNDISTRIBUTED NET        REALIZED GAIN
                                            INVESTMENT INCOME            (LOSS) ON         ADDITIONAL
                                                       (LOSS)          INVESTMENTS    PAID-IN CAPITAL
MainStay ICAP Equity Fund                           $   4,105             $ (4,105)              $ --
-----------------------------------------------------------------------------------------------------
MainStay ICAP Global Fund                             (11,246)              11,246                 --
-----------------------------------------------------------------------------------------------------
MainStay ICAP International Fund                     (318,394)             318,394                 --
-----------------------------------------------------------------------------------------------------



The reclassifications for the Funds are primarily due to foreign currency gain
(loss).

As of October 31, 2009, for federal income tax purposes, capital loss carryforwards of $283,374,801 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Equity Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY ICAP EQUITY FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $ 72,168
       2017               211,207
------------------------------------

      Total              $283,375
------------------------------------



As of October 31, 2009, for federal income tax purposes, capital loss carryforwards of $712,339,129 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY ICAP SELECT EQUITY FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $288,247
       2017               424,092
------------------------------------

      Total              $712,339
------------------------------------



As of October 31, 2009, for federal income tax purposes, capital loss carryforwards of $14,160,649 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Global Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY ICAP GLOBAL FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $ 5,025
       2017                9,136
------------------------------------

      Total              $14,161
------------------------------------



As of October 31, 2009, for federal income tax purposes, capital loss carryforwards of $227,279,884 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY ICAP INTERNATIONAL FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $ 81,013
       2017               146,267
------------------------------------

      Total              $227,280
------------------------------------






76    MainStay ICAP Funds

The tax character of distributions paid during the year ended October 31, 2009, the period ended October 31, 2008, and the year ended December 31, 2007, shown in the Statements of Changes in Net Assets, were as follows:

                                          2009                             2008                             2007
                             ------------------------------   ------------------------------   ------------------------------

                                 TAX-BASED        TAX-BASED       TAX-BASED        TAX-BASED       TAX-BASED        TAX-BASED
                             DISTRIBUTIONS    DISTRIBUTIONS   DISTRIBUTIONS    DISTRIBUTIONS   DISTRIBUTIONS    DISTRIBUTIONS
                             FROM ORDINARY   FROM LONG-TERM   FROM ORDINARY   FROM LONG-TERM   FROM ORDINARY   FROM LONG-TERM
                                    INCOME            GAINS          INCOME            GAINS          INCOME            GAINS
MainStay ICAP Equity Fund      $17,059,388             $ --     $10,975,627       $3,577,769    $ 45,307,345     $101,270,352
-----------------------------------------------------------------------------------------------------------------------------
MainStay ICAP Select Equity
  Fund                          22,054,747               --      26,320,032        1,061,290     121,134,279      142,620,222
-----------------------------------------------------------------------------------------------------------------------------
MainStay ICAP Global Fund          805,367               --         232,993               --              --               --
-----------------------------------------------------------------------------------------------------------------------------
MainStay ICAP International
  Fund                          19,576,260               --      13,694,740          969,071      59,947,220       48,941,793
-----------------------------------------------------------------------------------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

MAINSTAY ICAP GLOBAL FUND

As of October 31, 2009, the Fund held the following foreign currency:

                                CURRENCY     COST     VALUE
Pound Sterling            GBP          1      $ 1       $ 1
-----------------------------------------------------------



MAINSTAY ICAP INTERNATIONAL FUND

As of October 31, 2009, the Fund held the following foreign currencies:

                                CURRENCY     COST     VALUE
Euro                      EUR         16     $ 23      $ 23
-----------------------------------------------------------
Japanese Yen                       JPY 4       --(a)     --(a)
-----------------------------------------------------------
Total                                        $ 23      $ 23
-----------------------------------------------------------



(a) Less than one dollar.

NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

NOTE 7--LINE OF CREDIT:

The Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption request.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Funds on the line of credit during the year ended October 31, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchase and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                                                                                  MAINSTAY ICAP
                                                                                   GLOBAL FUND
                                                                               -------------------
                              MAINSTAY ICAP EQUITY     MAINSTAY ICAP SELECT                              MAINSTAY ICAP
                                      FUND                 EQUITY FUND                                INTERNATIONAL FUND
                              --------------------   -----------------------                         --------------------
                              PURCHASES      SALES    PURCHASES        SALES   PURCHASES     SALES   PURCHASES      SALES
U.S. Government securities     $     --   $     --   $       --   $       --     $    --   $    --    $     --   $     --
-------------------------------------------------------------------------------------------------------------------------
All others                      635,406    701,091    1,474,009    1,419,478      34,446    34,124     574,755    508,847
-------------------------------------------------------------------------------------------------------------------------
Total                          $635,406   $701,091   $1,474,009   $1,419,478     $34,446   $34,124    $574,755   $508,847
-------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    77

NOTE 9--CAPITAL SHARE TRANSACTIONS:

MAINSTAY ICAP EQUITY FUND


 INVESTOR CLASS                   SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      155,273   $   4,050,825
Shares issued to
  shareholders in
  reinvestment of dividends        8,703         211,877
Shares redeemed                  (95,502)     (2,372,844)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                      68,474       1,889,858
Shares converted into
  Investor Class (See Note
  1)                              34,877         817,911
Shares converted from
  Investor Class (See Note
  1)                            (120,460)     (3,366,847)
                             ---------------------------
Net decrease                     (17,109)  $    (659,078)
                             ===========================
Ten-month period ended October 31, 2008 (a):
Shares sold                       33,335   $   1,173,013
Shares issued to
  shareholders in
  reinvestment of dividends        3,338         117,020
Shares redeemed                  (56,770)     (1,922,562)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (20,097)       (632,529)
Shares converted into
  Investor Class (See Note
  1)                             444,230      17,776,192
Shares converted from
  Investor Class (See Note
  1)                             (23,447)       (792,982)
                             ---------------------------
Net increase                     400,686   $  16,350,681
                             ===========================

(a) Investor Class shares were first offered on April
    29, 2008.


 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      218,596   $   5,591,661
Shares issued to
  shareholders in
  reinvestment of dividends       14,833         366,013
Shares redeemed                 (284,302)     (7,018,555)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (50,873)     (1,060,881)
Shares converted from
  Investor Class (See Note
  1)                             120,503       3,366,847
Shares converted from Class
  A (See Note 1)                 (34,891)       (817,911)
                             ---------------------------
Net increase                      34,739   $   1,488,055
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                      286,944   $  10,638,227
Shares issued to
  shareholders in
  reinvestment of dividends       10,216         372,304
Shares redeemed                 (302,221)    (10,888,936)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                      (5,061)        121,595
Shares converted into Class
  A (See Note 1)                  23,454         792,982
Shares converted from Class
  A (See Note 1)                (444,337)    (17,776,192)
                             ---------------------------
Net decrease                    (425,944)  $ (16,861,615)
                             ===========================
Year ended December 31,
  2007:
Shares sold                      415,309   $  19,362,718
Shares issued in connection
  with the acquisition of
  MainStay All Cap Value
  Fund                           704,165      33,195,026
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              145,508       5,993,982
Shares redeemed                 (179,719)     (8,348,968)
                             ---------------------------
  Net increase                 1,085,263   $  50,202,758
                             ===========================





78    MainStay ICAP Funds

 CLASS C                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                       48,645   $   1,271,125
Shares issued to
  shareholders in
  reinvestment of dividends        1,890          44,684
Shares redeemed                  (61,739)     (1,479,484)
                             ---------------------------
Net decrease                     (11,204)  $    (163,675)
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                       53,221   $   1,963,966
Shares issued to
  shareholders in
  reinvestment of dividends          876          31,597
Shares redeemed                  (75,795)     (2,610,814)
                             ---------------------------
Net decrease                     (21,698)  $    (615,251)
                             ===========================
Year ended December 31,
  2007:
Shares sold                       99,295   $   4,592,564
Shares issued in connection
  with the acquisition of
  MainStay All Cap Value
  Fund                            69,888       3,287,255
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               18,838         772,624
Shares redeemed                  (23,054)     (1,064,777)
                             ---------------------------
Net increase                     164,967   $   7,587,666
                             ===========================


 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                    5,878,925   $ 147,627,970
Shares issued to
  shareholders in
  reinvestment of dividends      648,973      15,940,062
Shares redeemed              (10,111,545)   (245,242,091)
                             ---------------------------
Net decrease                  (3,583,647)  $ (81,674,059)
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                    8,735,309   $ 317,797,806
Shares issued to
  shareholders in
  reinvestment of dividends      383,888      13,838,035
Shares redeemed               (7,010,732)   (254,200,872)
                             ---------------------------
Net increase                   2,108,465   $  77,434,969
                             ===========================
Year ended December 31,
  2007:
Shares sold                    5,804,353   $ 274,710,443
Shares issued in connection
  with the acquisition of
  MainStay All Cap Value
  Fund                         2,768,247     130,604,508
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,332,052     138,294,099
Shares redeemed               (8,675,521)   (409,437,219)
                             ---------------------------
Net increase                   3,229,131   $ 134,171,831
                             ===========================


 CLASS R1                         SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                       52,515   $   1,389,303
Shares issued to
  shareholders in
  reinvestment of dividends        1,441          34,212
Shares redeemed                  (29,004)       (772,201)
                             ---------------------------
Net increase                      24,952   $     651,314
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                       32,120   $   1,092,364
Shares issued to
  shareholders in
  reinvestment of dividends          165           4,114
Shares redeemed                   (7,886)       (285,400)
                             ---------------------------
Net increase                      24,399   $     811,078
                             ===========================
Year ended December 31,
  2007:
Shares sold                       23,611   $   1,129,892
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                3,192         131,051
Shares redeemed                   (1,315)        (61,498)
                             ---------------------------
Net increase                      25,488   $   1,199,445
                             ===========================


 CLASS R2                         SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                       62,808   $   1,507,886
Shares issued to
  shareholders in
  reinvestment of dividends        1,417          34,582
Shares redeemed                  (24,638)       (654,859)
                             ---------------------------
Net increase                      39,587   $     887,609
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                        3,022   $     113,827
Shares issued to
  shareholders in
  reinvestment of dividends          337          12,110
Shares redeemed                   (2,203)        (76,737)
                             ---------------------------
Net increase                       1,156   $      49,200
                             ===========================
Year ended December 31,
  2007:
Shares sold                          632   $      29,843
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                3,593         148,772
Shares redeemed                   (2,175)       (102,658)
                             ---------------------------
Net increase                       2,050   $      75,957
                             ===========================




                                                   mainstayinvestments.com    79

 CLASS R3                         SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                       11,461   $     302,516
Shares issued to
  shareholders in
  reinvestment of dividends          135           3,304
Shares redeemed                   (2,056)        (53,934)
                             ---------------------------
Net increase                       9,540   $     251,886
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                        1,021   $      37,552
Shares issued to
  shareholders in
  reinvestment of dividends           21             765
Shares redeemed                       (6)           (197)
                             ---------------------------
Net increase                       1,036   $      38,120
                             ===========================
Year ended December 31,
  2007:
Shares sold                          828   $      38,666
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  191           7,878
Shares redeemed                       (5)           (249)
                             ---------------------------
Net increase                       1,014   $      46,295
                             ===========================




MAINSTAY ICAP SELECT EQUITY FUND


 INVESTOR CLASS                   SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                       96,980   $   2,443,406
Shares issued to
  shareholders in
  reinvestment of dividends        3,898          92,326
Shares redeemed                  (62,230)     (1,498,756)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                      38,648       1,036,976
Shares converted into
  Investor Class (See Note
  1)                              41,986         953,234
Shares converted from
  Investor Class (See Note
  1)                             (35,330)       (981,824)
                             ---------------------------
Net increase                      45,304   $   1,008,386
                             ===========================
Ten-month period ended October 31, 2008 (a):
Shares sold                       55,163   $   1,813,523
Shares issued to
  shareholders in
  reinvestment of dividends        2,213          72,574
Shares redeemed                  (35,399)     (1,132,948)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                      21,977         753,149
Shares converted into
  Investor Class (See Note
  1)                             302,933      11,275,222
Shares converted from
  Investor Class (See Note
  1)                             (28,240)       (899,230)
                             ---------------------------
Net increase                     296,670   $  11,129,141
                             ===========================

(a) Investor Class shares were first offered on April
    29, 2008.


 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                    3,708,624   $  93,587,880
Shares issued to
  shareholders in
  reinvestment of dividends       57,161       1,368,353
Shares redeemed               (2,651,274)    (61,217,542)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                   1,114,511      33,738,691
Shares converted from
  Investor Class (See Note
  1)                              35,317         981,824
Shares converted from Class
  A (See Note 1)                 (41,968)       (953,234)
                             ---------------------------
Net increase                   1,107,860   $  33,767,281
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                    3,928,402   $ 135,894,933
Shares issued to
  shareholders in
  reinvestment of dividends       45,725       1,544,608
Shares redeemed               (2,304,355)    (75,992,439)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                   1,669,772      61,447,102
Shares converted into Class
  A (See Note 1)                  28,241         899,230
Shares converted from Class
  A (See Note 1)                (302,933)    (11,275,222)
                             ---------------------------
Net increase                   1,395,080   $  51,071,110
                             ===========================
Year ended December 31,
  2007:
Shares sold                    3,848,641   $ 168,617,640
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              352,164      13,614,344
Shares redeemed                 (445,352)    (19,537,771)
                             ---------------------------
Net increase                   3,755,453   $ 162,694,213
                             ===========================





80    MainStay ICAP Funds

 CLASS C                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      678,909   $  17,603,579
Shares issued to
  shareholders in
  reinvestment of dividends        5,904         134,003
Shares redeemed                 (602,800)    (14,199,524)
                             ---------------------------
Net increase                      82,013   $   3,538,058
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                      977,672   $  34,244,280
Shares issued to
  shareholders in
  reinvestment of dividends        5,811         196,326
Shares redeemed                 (293,917)     (9,390,300)
                             ---------------------------
Net increase                     689,566   $  25,050,306
                             ===========================
Year ended December 31,
  2007:
Shares sold                    1,094,684   $  47,860,866
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               80,962       3,112,071
Shares redeemed                  (71,195)     (3,100,341)
                             ---------------------------
Net increase                   1,104,451   $  47,872,596
                             ===========================

 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                   17,585,338   $ 432,709,634
Shares issued to
  shareholders in
  reinvestment of dividends      732,424      17,592,778
Shares redeemed              (18,222,855)   (430,366,656)
                             ---------------------------
Net increase                      94,907   $  19,935,756
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                   18,411,054   $ 630,015,809
Shares issued to
  shareholders in
  reinvestment of dividends      676,111      22,909,222
Shares redeemed              (16,557,583)   (546,077,427)
                             ---------------------------
Net increase                   2,529,582   $ 106,847,604
                             ===========================
Year ended December 31,
  2007:
Shares sold                   15,404,159   $ 674,438,793
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            5,805,246     225,823,990
Shares redeemed               (9,745,245)   (421,744,621)
                             ---------------------------
Net increase                  11,464,160   $ 478,518,162
                             ===========================


 CLASS R1                         SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      328,601   $   7,820,283
Shares issued to
  shareholders in
  reinvestment of dividends        4,968         119,492
Shares redeemed                  (65,294)     (1,566,471)
                             ---------------------------
Net increase                     268,275   $   6,373,304
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                      198,686   $   6,703,956
Shares issued to
  shareholders in
  reinvestment of dividends        1,328          44,853
Shares redeemed                  (31,252)       (981,204)
                             ---------------------------
Net increase                     168,762   $   5,767,605
                             ===========================
Year ended December 31,
  2007:
Shares sold                       31,527   $   1,398,524
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                4,335         167,491
Shares redeemed                     (300)        (12,291)
                             ---------------------------
Net increase                      35,562   $   1,553,724
                             ===========================


 CLASS R2                         SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      223,318   $   5,806,116
Shares issued to
  shareholders in
  reinvestment of dividends        5,664         134,621
Shares redeemed                 (263,400)     (6,999,810)
                             ---------------------------
Net decrease                     (34,418)  $  (1,059,073)
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                      193,034   $   6,358,000
Shares issued to
  shareholders in
  reinvestment of dividends        3,944         133,329
Shares redeemed                 (103,373)     (3,425,302)
                             ---------------------------
Net increase                      93,605   $   3,066,027
                             ===========================
Year ended December 31,
  2007:
Shares sold                      327,632   $  14,879,977
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               39,733       1,535,983
Shares redeemed                  (40,355)     (1,806,409)
                             ---------------------------
Net increase                     327,010   $  14,609,551
                             ===========================




                                                   mainstayinvestments.com    81

 CLASS R3                         SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                       78,916   $   1,849,975
Shares issued to
  shareholders in
  reinvestment of dividends        1,265          29,767
Shares redeemed                  (36,900)       (910,149)
                             ---------------------------
Net increase                      43,281   $     969,593
                             ===========================
Ten-month period ended October 31, 2008:
Shares sold                      126,942   $   3,619,465
Shares issued to
  shareholders in
  reinvestment of dividends          190           6,554
Shares redeemed                  (16,164)       (521,901)
                             ---------------------------
Net increase                     110,968   $   3,104,118
                             ===========================
Year ended December 31,
  2007:
Shares sold                        7,155   $     312,744
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  793          30,553
Shares redeemed                   (3,837)       (151,857)
                             ---------------------------
Net increase                       4,111   $     191,440
                             ===========================




MAINSTAY ICAP GLOBAL FUND (B)


 INVESTOR CLASS                   SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       22,325   $   154,464
Shares issued to shareholders
  in reinvestment of
  dividends                          290         1,864
Shares redeemed                   (5,048)      (32,221)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      17,567       124,107
Shares converted into
  Investor Class (See Note 1)      1,691        13,310
Shares converted from
  Investor Class (See Note 1)       (691)       (5,477)
                               -----------------------
Net increase                      18,567   $   131,940
                               =======================
Six-month period ended October 31, 2008:
Shares sold                       24,647   $   194,565
Shares issued to shareholders
  in reinvestment of
  dividends                           24           221
Shares redeemed                   (9,274)      (61,665)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      15,397       133,121
Shares converted from
  Investor Class (See Note 1)     (6,727)      (60,883)
                               -----------------------
Net increase                       8,670   $    72,238
                               =======================


 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      108,041   $   717,118
Shares issued to shareholders
  in reinvestment of
  dividends                        1,603        10,084
Shares redeemed                  (62,174)     (347,639)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      47,470       379,563
Shares converted into Class A
  (See Note 1)                       690         5,477
Shares converted from Class A
  (See Note 1)                    (1,689)      (13,310)
                               -----------------------
Net increase                      46,471   $   371,730
                               =======================
Six-month period ended October 31, 2008:
Shares sold                      110,426   $ 1,007,296
Shares issued to shareholders
  in reinvestment of
  dividends                          287         2,660
Shares redeemed                  (59,622)     (506,578)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      51,091       503,378
Shares converted into Class A
  (See Note 1)                     6,727        60,883
                               -----------------------
Net increase                      57,818   $   564,261
                               =======================


 CLASS C                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       18,714   $   126,935
Shares issued to shareholders
  in reinvestment of
  dividends                           79           516
Shares redeemed                   (3,361)      (18,771)
                               -----------------------
Net increase                      15,432   $   108,680
                               =======================
Six-month period ended October 31, 2008:
Shares sold                        3,444   $    33,569
Shares issued to shareholders
  in reinvestment of
  dividends                            1            10
Shares redeemed                     (299)       (2,631)
                               -----------------------
Net increase                       3,146   $    30,948
                               =======================


 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       67,640   $   427,173
Shares issued to shareholders
  in reinvestment of
  dividends                        4,337        27,358
Shares redeemed                  (60,694)     (323,188)
                               -----------------------
Net increase                      11,283   $   131,343
                               =======================
Six-month period ended October 31, 2008:
Shares sold                    5,054,755   $50,221,021
Shares issued to shareholders
  in reinvestment of
  dividends                          177         1,640
Shares redeemed                 (165,100)   (1,303,179)
                               -----------------------
Net increase                   4,889,832   $48,919,482
                               =======================

(b) The MainStay ICAP Global Fund commenced investment operations on April 30, 2008.





82    MainStay ICAP Funds

MAINSTAY ICAP INTERNATIONAL FUND


 INVESTOR CLASS                 SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                       63,962   $   1,482,231
Shares issued to
  shareholders in
  reinvestment of dividends       12,865         290,041
Shares redeemed                  (89,581)     (1,951,794)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                     (12,754)       (179,522)
Shares converted into
  Investor Class (See Note
  1)                              46,860         949,479
Shares converted from
  Investor Class (See Note
  1)                             (41,565)     (1,084,050)
                              --------------------------
Net decrease                      (7,459)  $    (314,093)
                              ==========================
Ten-month period ended October 31, 2008 (a):
Shares sold                       56,359   $   1,850,843
Shares issued to
  shareholders in
  reinvestment of dividends        6,317         216,374
Shares redeemed                  (54,869)     (1,615,563)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                       7,807         451,654
Shares converted into
  Investor Class (See Note
  1)                             416,421      15,283,173
Shares converted from
  Investor Class (See Note
  1)                             (33,307)     (1,009,990)
                              --------------------------
Net increase                     390,921   $  14,724,837
                              ==========================

(a) Investor Class shares were first offered on April
    29, 2008.


 CLASS A                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                    3,545,712   $  87,678,985
Shares issued to
  shareholders in
  reinvestment of dividends       96,260       2,163,823
Shares redeemed               (1,817,434)    (39,822,743)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                   1,824,538      50,020,065
Shares converted from
  Investor Class (See Note
  1)                              41,561       1,084,050
Shares converted from Class
  A (See Note 1)                 (46,860)       (949,479)
                              --------------------------
Net increase                   1,819,239   $  50,154,636
                              ==========================
Ten-month period ended October 31, 2008:
Shares sold                    1,731,152   $  56,473,005
Shares issued to
  shareholders in
  reinvestment of dividends       40,933       1,401,289
Shares redeemed               (1,262,361)    (39,649,416)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                     509,724      18,224,878
Shares converted into Class
  A (See Note 1)                  33,319       1,009,990
Shares converted from Class
  A (See Note 1)                (416,421)    (15,283,173)
                              --------------------------
Net increase                     126,622   $   3,951,695
                              ==========================
Year ended December 31,
  2007:
Shares sold                    2,844,936   $ 119,266,166
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              293,042      10,984,885
Shares redeemed                 (494,411)    (20,556,318)
                              --------------------------
Net increase                   2,643,567   $ 109,694,733
                              ==========================


 CLASS C                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      121,781   $   2,836,278
Shares issued to
  shareholders in
  reinvestment of dividends       14,491         325,621
Shares redeemed                 (309,611)     (6,689,312)
                              --------------------------
Net decrease                    (173,339)  $  (3,527,413)
                              ==========================
Ten-month period ended October 31, 2008:
Shares sold                      312,811   $  10,602,902
Shares issued to
  shareholders in
  reinvestment of dividends        8,585         292,460
Shares redeemed                 (290,241)     (9,060,793)
                              --------------------------
Net increase                      31,155   $   1,834,569
                              ==========================
Year ended December 31,
  2007:
Shares sold                      674,877   $  28,045,652
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               63,930       2,383,284
Shares redeemed                  (66,675)     (2,743,924)
                              --------------------------
Net increase                     672,132   $  27,685,012
                              ==========================




                                                   mainstayinvestments.com    83

 CLASS I                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                    5,192,587   $ 116,761,035
Shares issued to
  shareholders in
  reinvestment of dividends      635,554      14,308,357
Shares redeemed               (5,367,884)   (119,365,191)
                              --------------------------
Net increase                     460,257   $  11,704,201
                              ==========================
Ten-month period ended October 31, 2008:
Shares sold                    5,468,828   $ 179,305,833
Shares issued to
  shareholders in
  reinvestment of dividends      331,711      11,367,719
Shares redeemed               (7,996,130)   (261,152,274)
                              --------------------------
Net decrease                  (2,195,591)  $ (70,478,722)
                              ==========================
Year ended December 31,
  2007:
Shares sold                    7,074,228   $ 296,966,538
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,298,757      86,648,449
Shares redeemed               (4,213,090)   (173,693,332)
                              --------------------------
Net increase                   5,159,895   $ 209,921,655
                              ==========================


 CLASS R1                         SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                       20,763   $     454,180
Shares issued to
  shareholders in
  reinvestment of dividends          730          16,424
Shares redeemed                   (4,218)       (104,315)
                              --------------------------
Net increase                      17,275   $     366,289
                              ==========================
Ten-month period ended October 31, 2008:
Shares sold                          917   $      30,232
Shares issued to
  shareholders in
  reinvestment of dividends          152           5,207
Shares redeemed                   (4,344)       (135,734)
                              --------------------------
Net decrease                      (3,275)  $    (100,295)
                              ==========================
Year ended December 31,
  2007:
Shares sold                        9,552   $     405,707
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                1,208          44,963
Shares redeemed                     (527)        (21,287)
                              --------------------------
Net increase                      10,233   $     429,383
                              ==========================


 CLASS R2                         SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      858,494   $  20,091,113
Shares issued to
  shareholders in
  reinvestment of dividends       20,240         459,923
Shares redeemed                 (288,471)     (6,704,961)
                              --------------------------
Net increase                     590,263   $  13,846,075
                              ==========================
Ten-month period ended October 31, 2008:
Shares sold                      186,716   $   6,071,081
Shares issued to
  shareholders in
  reinvestment of dividends        5,989         204,865
Shares redeemed                 (102,395)     (3,152,401)
                              --------------------------
Net increase                      90,310   $   3,123,545
                              ==========================
Year ended December 31,
  2007:
Shares sold                      261,195   $  11,349,823
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               39,338       1,477,039
Shares redeemed                  (29,848)     (1,247,445)
                              --------------------------
Net increase                     270,685   $  11,579,417
                              ==========================


 CLASS R3                         SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      240,011   $   5,518,044
Shares issued to
  shareholders in
  reinvestment of dividends        2,097          47,968
Shares redeemed                  (49,861)     (1,155,112)
                              --------------------------
Net increase                     192,247   $   4,410,900
                              ==========================
Ten-month period ended October 31, 2008:
Shares sold                       53,973   $   1,750,743
Shares issued to
  shareholders in
  reinvestment of dividends          383          13,083
Shares redeemed                  (11,683)       (367,295)
                              --------------------------
Net increase                      42,673   $   1,396,531
                              ==========================
Year ended December 31,
  2007:
Shares sold                        6,278   $     272,713
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  818          30,385
Shares redeemed                     (217)         (8,709)
                              --------------------------
Net increase                       6,879   $     294,389
                              ==========================




NOTE 10--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30,


84    MainStay ICAP Funds

2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, the Board of Directors of the Company, approved the reorganization of each Fund into a corresponding shell series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for
(1) the acquisition of all of the assets of the Funds by a corresponding series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the corresponding New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Funds' shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

The closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of a Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Funds are managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Funds' investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, except for the following:

Fund Acquisitions:

At a meeting held on June 23, 2009, the Board of Directors approved a plan of reorganization whereby the MainStay ICAP Select Equity Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Value Fund, a series of The MainStay Funds. Shareholders of the MainStay Value Fund approved this reorganization on November 5, 2009, which was completed on November 12, 2009. The aggregate net assets of the MainStay ICAP Select Equity Fund immediately before the acquisition were $1,835,281,477 and the combined net assets after the acquisition were $2,189,364,629.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES          VALUE
MainStay Value Fund
-------------------------------------------------------
Investor Class                 9,297,917   $132,367,008
-------------------------------------------------------
Class A                       10,189,206    144,765,185
-------------------------------------------------------
Class B                        4,043,817     57,278,639
-------------------------------------------------------
Class C                          382,552      5,420,299
-------------------------------------------------------
Class I                          993,600     14,204,015
-------------------------------------------------------
Class R1                              75          1,080
-------------------------------------------------------
Class R2                           3,285         46,926
-------------------------------------------------------



In exchange for the MainStay Value Fund shares and net assets, the MainStay ICAP Select Equity Fund issued 4,410,690 Investor Class Shares; 4,823,914 Class A shares; 1,913,939 Class B shares; 181,117 Class C shares; 472,783 Class I shares, 36 Class R1 shares and 1,563 Class R2 shares.

MainStay Value Fund's net assets at the acquisition date were as follows, which include the following amounts of

                                                   mainstayinvestments.com    85
capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss:

                       TOTAL       CAPITAL    UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                  NET ASSETS         STOCK  APPRECIATION    REALIZED LOSS    INVESTMENT LOSS
MainStay Value
  Fund          $354,083,152  $425,289,747   $43,388,960    $(114,594,547)           $(1,008)
--------------------------------------------------------------------------------------------



In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the MainStay ICAP Select Equity Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Value Fund was carried forward to align ongoing reporting of the MainStay ICAP Select Equity Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 will require disclosure in the semi-annual report as of April 30, 2010, and in the annual report as of October 31, 2010, of the MainStay ICAP Select Equity Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the MainStay ICAP Select Equity Fund, through the end of the applicable reporting period.

ASC 805 also requires the MainStay ICAP Select Equity Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Value Fund that will be included in the MainStay ICAP Select Equity Fund's Statement of Operations since November 12, 2009.

Also at the meeting held on June 23, 2009, the Board of Directors approved a plan of reorganization whereby the MainStay ICAP Select Equity Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Mid Cap Value Fund, a series of The MainStay Funds. Shareholders of the MainStay Mid Cap Value Fund approved this reorganization on November 16, 2009, which was completed on November 24, 2009. The aggregate net assets of the MainStay ICAP Select Equity Fund immediately before the acquisition were $2,229,459,923 and the combined net assets after the acquisition were $2,381,725,187.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES         VALUE
MainStay Mid Cap Value Fund
------------------------------------------------------
Investor Class                 3,220,243   $35,331,544
------------------------------------------------------
Class A                        4,870,845    53,479,447
------------------------------------------------------
Class B                        4,924,594    51,439,350
------------------------------------------------------
Class C                        1,108,485    11,576,242
------------------------------------------------------
Class I                           25,005       278,552
------------------------------------------------------
Class R1                           1,568        17,519
------------------------------------------------------
Class R2                          12,937       142,610
------------------------------------------------------



In exchange for the MainStay Mid Cap Value Fund shares and net assets, the MainStay ICAP Select Equity Fund issued 1,165,123 Investor Class Shares; 1,763,625 Class A shares; 1,701,453 Class B shares; 382,905 Class C shares, 9,175 Class I shares, 577 Class R1 shares and 4,702 Class R2 shares.

MainStay Mid Cap Value Fund's net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized depreciation, accumulated net realized loss and undistributed net investment income:

                       TOTAL       CAPITAL    UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                  NET ASSETS         STOCK  DEPRECIATION    REALIZED LOSS         INVESTMENT
MainStay Mid
  Cap Value
  Fund          $152,265,264  $191,861,774     $(359,014)    $(39,237,794)              $298
--------------------------------------------------------------------------------------------



In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values



86    MainStay ICAP Funds

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the MainStay ICAP Select Equity Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Mid Cap Value Fund was carried forward to align ongoing reporting of the MainStay ICAP Select Equity Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 will require disclosure in the semi-annual report as of April 30, 2010, and in the annual report as of October 31, 2010, of the MainStay ICAP Select Equity Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the MainStay ICAP Select Equity Fund, through the end of the applicable reporting period.

ASC 805 also requires the MainStay ICAP Select Equity Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Mid Cap Value Fund that will be included in the MainStay ICAP Select Fund's Statement of Operations since November 24, 2009.


                                                   mainstayinvestments.com    87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
ICAP Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ICAP Funds, Inc., comprising the MainStay ICAP Equity, MainStay ICAP Select Equity, MainStay ICAP Global and MainStay ICAP International Funds (each a "Fund" and collectively, the "Funds") as of October 31, 2009 and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2009, the period ended October 31, 2008, and the year ended December 31, 2007, and the financial highlights for the year ended October 31, 2009, the period ended October 31, 2008 and each of the years in the two year period ended December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for each of the years in the two-year period ended December 31, 2005 were audited by other auditors, whose report dated January 27, 2006 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising ICAP Funds, Inc. as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for the year ended October 31, 2009, the period ended October 31, 2008, and the year ended December 31, 2007, and the financial highlights for the year ended October 31, 2009, the period ended October 31, 2008 and each of the years in the two-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



88    MainStay ICAP Funds

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreements between the MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund ("ICAP Funds") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC ("ICAP") on behalf of the ICAP Funds.

In addition, on June 23, 2009, the Board approved New York Life Investments' proposal to reorganize the MainStay Mid Cap Value Fund and MainStay Value Fund with and into the MainStay ICAP Select Equity Fund. In determining to approve this reorganization, the Board took several factors into account, including the fact that the reorganization would be part of a larger initiative of New York Life Investments to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the fund lineup overall, and offer funds with asset levels to potentially benefit shareholders with economies of scale.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the ICAP Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the ICAP Funds' investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the ICAP Funds to New York Life Investments and its affiliates, including ICAP as subadviser to the ICAP Funds, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the ICAP Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the ICAP Funds by New York Life Investments and ICAP;
(ii) the investment performance of the ICAP Funds, New York Life Investments and ICAP; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including ICAP as subadviser to the ICAP Funds, from their relationship with the ICAP Funds; (iv) the extent to which economies of scale may be realized as the ICAP Funds grow, and the extent to which economies of scale may benefit ICAP Funds investors; and
(v) the reasonableness of the ICAP Funds' management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the ICAP Funds, and that the ICAP Funds' shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the ICAP Funds. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND ICAP

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the ICAP Funds. The Board evaluated New York Life Investments' experience in serving as manager of the ICAP Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and

                                                   mainstayinvestments.com    89
non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the ICAP Funds, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the ICAP Funds' legal and compliance environment, for overseeing ICAP's compliance with the ICAP Funds' policies and investment objectives, and for implementing Board directives as they relate to the ICAP Funds. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the ICAP Funds' officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the ICAP Funds' prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that ICAP proposed to provide to the ICAP Funds. The Board evaluated ICAP's experience in serving as subadviser to the ICAP Funds and managing other portfolios. It examined ICAP's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP, and ICAP's overall legal and compliance environment. The Board also reviewed ICAP's willingness to invest in personnel designed to benefit the ICAP Funds. In this regard, the Board considered the experience of the ICAP Funds' portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and ICAP's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the ICAP Funds' investment performance, the Board considered investment performance results in light of the ICAP Funds' investment objectives, strategies and risks, as disclosed in the ICAP Funds' prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the ICAP Funds throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the ICAP Funds' gross and net returns, the ICAP Funds' investment performance relative to relevant investment categories and Fund benchmarks, the ICAP Funds' risk-adjusted investment performance, and the ICAP Funds' investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the ICAP Funds as compared to similar mutual funds managed by other investment advisers.

In considering the ICAP Funds' investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the ICAP Funds' investment performance, as well as discussions between the ICAP Funds' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the ICAP Funds' investment performance, the Board focused principally on the ICAP Funds' long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds' investment performance over time has been satisfactory. The ICAP Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the ICAP Funds' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND ICAP

The Board considered the costs of the services provided by New York Life Investments and ICAP under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.



90    MainStay ICAP Funds

In evaluating the costs and profits of New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the ICAP Funds, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the ICAP Funds. The Board acknowledged that New York Life Investments and ICAP must be in a position to pay and retain experienced professional personnel to provide services to the ICAP Funds, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the ICAP Funds. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the ICAP Funds. For New York Life Investments and ICAP, the Board considered information illustrating the revenues and expenses allocated to the ICAP Funds.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the ICAP Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the ICAP Funds was reasonable in all material respects.

In considering the costs and profitability of the ICAP Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds. The Board recognized, for example, the benefits to ICAP from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to ICAP in exchange for commissions paid by certain ICAP Funds with respect to trades on the respective ICAP Funds' portfolio securities. The Board further considered that, in addition to fees earned by New York Life Investments for managing the ICAP Funds, New York Life Investments' affiliates also earn revenues from serving the ICAP Funds in various other capacities, including as the ICAP Funds' transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the ICAP Funds to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the ICAP Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including ICAP) due to their relationships with the ICAP Funds are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE ICAP FUNDS GROW

The Board also considered whether the ICAP Funds' expense structures permitted economies of scale to be shared with ICAP Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the ICAP Funds' management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the ICAP Funds benefit from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and ICAP may realize a larger profit margin as ICAP Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds' expense structures appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the ICAP Funds' expense structures as the ICAP Funds grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the ICAP Funds' expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the ICAP Funds to New York Life Investments, since the fees to be paid to ICAP are paid by New York Life Investments, not the ICAP Funds.

In assessing the reasonableness of the ICAP Funds' fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other

                                                   mainstayinvestments.com    91
investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and ICAP on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the ICAP Funds. In this regard, the Board took into account explanations from New York Life Investments and ICAP about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the ICAP Funds' management fees and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the ICAP Funds based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the ICAP Funds' average net assets. The Board took into account information from New York Life Investments showing that the ICAP Funds' transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the ICAP Funds' transfer agent, charges the ICAP Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the ICAP Funds' transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to eliminate the expense limitation arrangements on certain Funds, including the share classes of MainStay ICAP Equity Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund ("ICAP Proposal Funds"). In reviewing New York Life Investments' proposals, the Board noted that, if the Board were to approve the proposals, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of each ICAP Proposal Fund's expenses as compared to peer funds under the respective proposal.

After considering all of the factors outlined above--including the reasonableness of each ICAP Proposal Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to eliminate the expense limitations on each ICAP Proposal Fund's share classes. The Board acknowledged that New York Life Investments may recoup amounts waived or reimbursed under contractual expense limitations if such action does not cause a share class to exceed an expense limitation, and the recoupment is made during the term of the agreement. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of ICAP Fund share classes without the right to recoup such expenses.



92    MainStay ICAP Funds

Based on these considerations, the Board concluded that the ICAP Funds' management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    93

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In accordance with federal tax law, the MainStay ICAP Global Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2009:

- the total amount of taxes credit to foreign countries was $76,550

- the total amount of income sourced from foreign countries was $694,982

In accordance with federal tax law, the MainStay ICAP International Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2009:

- the total amount of taxes paid to foreign countries was $2,309,420

- the total amount of income sourced from foreign countries was $19,442,537

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with form 1099-DIV, which will be mailed during February 2010.

For the fiscal year ended October 31, 2009, the Funds designated approximately the following amounts pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates:

MainStay ICAP Equity Fund             $17,091,418
-------------------------------------------------
MainStay ICAP Select Equity Fund      $32,906,266
-------------------------------------------------
MainStay ICAP Global Fund             $   953,238
-------------------------------------------------
MainStay ICAP International Fund      $19,270,181
-------------------------------------------------



The dividends paid by the following funds during the fiscal year ended October 31, 2009 should be multiplied by the following percentage to arrive at the amount eligible for qualified interest income and for the corporate dividend received deduction.

                                    QII%     DRD%
                                    ----     ----
MainStay ICAP Equity Fund            0.0%++  97.7%
-------------------------------------------------
MainStay ICAP Select Equity Fund      --%    99.9%
-------------------------------------------------
MainStay ICAP Global Fund             --%    43.0%
-------------------------------------------------
MainStay ICAP International Fund      --%     0.4%
-------------------------------------------------



++ Less than one-tenth of a percent.

In February 2010, shareholders will receive IRS From 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2009.

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and
(ii) on the SEC's website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



94    MainStay ICAP Funds

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    95

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






96    MainStay ICAP Funds

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    97

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






98    MainStay ICAP Funds

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    99

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                         ICAP Funds, Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-08850

NYLIM-AO17128         (RECYCLE LOGO)            MS283-09           MSIC11-12/09
                                                                             E1

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). Schedule II of the Code was amended during the period to designate a new Chief Compliance Officer. A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2009 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $124,393. The aggregate fees billed for the fiscal year ended December 31, 2008 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $124,428.

(b) Audit-Related Fees

The aggregate fees billed for the fiscal year ended October 31, 2009 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $20,000. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG's reports. The aggregate fees billed for the fiscal year ended December 31, 2008 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $31,200 during the fiscal year ended October 31, 2009. The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $19,750 during the fiscal year ended December 31, 2008. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for the fiscal year ended October 31, 2009 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0. The aggregate fees billed for the fiscal year ended December 31, 2008 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were 0 hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributable to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2009 and December 31, 2008 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2009. The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended December 31, 2008.

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  Code of Ethics

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(c) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICAP FUNDS, INC.


By: /s/ Stephen P. Fisher
    --------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    --------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: January 8, 2010


By: /s/ Jack R. Benintende
    --------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 8, 2010

                                  EXHIBIT INDEX

(a)(1)  Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.